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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
QAD Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QAD Inc. 6450 Via Real Carpinteria, California 93013 805-684-6614

June 3, 2005

To All QAD Inc. Stockholders:

        On behalf of the Board of Directors of QAD Inc. ("QAD"), I cordially invite you to attend the Annual Meeting of stockholders of QAD to be held at the QAD corporate headquarters located at 2111 Ortega Hill Road, Summerland, California, on June 21, 2005, at 2:00 p.m. Pacific Daylight Time. A Notice of the Annual Meeting of Stockholders, Form of Proxy and Proxy Statement containing information about the matters to be acted upon at the annual meeting are enclosed.

        At this year's meeting you will be asked to elect one director, to approve an amendment to the QAD Inc. Certificate of Incorporation and to approve an amendment to the 1997 Stock Incentive Program including approving the availability of an additional four million shares for the Program. The accompanying Notice of Annual Meeting and Proxy Statement describe these proposals. We encourage you to read the enclosed information carefully.

        Whether in person or by proxy, it is important that your shares be represented at the annual meeting. To ensure your participation in the annual meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your Form of Proxy. If you plan to vote your shares at the annual meeting, please note the instructions on page 1 of the enclosed Proxy Statement.

        We look forward to seeing you at the annual meeting.

Sincerely,
Karl F. Lopker Chief Executive Officer

6450 Via Real
Carpinteria, California 93013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, June 21, 2005
Time:	2:00 p.m. Pacific Daylight Time
Place:	QAD Inc. 2111 Ortega Hill Road Summerland, California 93067

Purpose:

  •
  To elect a Director, as nominated;

  •
  To approve an amendment to the QAD Inc. Certificate of Incorporation to eliminate the classes for the Board of Directors and provide for the annual election of all nominated directors commencing with the 2006 Annual Meeting of Stockholders;

  •
  To approve an Amendment to the QAD Inc. 1997 Stock Incentive Program to:

  •
  (i) provide for an increase in the number of shares of Common Stock reserved for issuance by 4,000,000 shares; and

  •
  (ii) permit the grant of new awards and, subject to obtaining consent of existing award holders, the modification of currently outstanding awards, with the ultimate payment, settlement or issuance being either in existing voting or any new class or series of voting or non-voting Common Stock (subject to obtaining any necessary stockholder or regulatory approval for the issuance of any such new class or series of Common Stock).

  •
  To conduct other business as may properly come before the meeting and any adjournment or postponement of the meeting.

        The items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record on May 18, 2005 may vote at the meeting. Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope.

By Order of the Board of Directors
Roland B. Desilets Secretary

Carpinteria, California
June 3, 2005

QAD Inc.
6450 Via Real
Carpinteria, CA 93013

PROXY STATEMENT

The Annual Meeting

        This proxy statement and the enclosed proxy card are being mailed to you by the Board of Directors of QAD Inc., a Delaware corporation ("QAD," the "Company," "we" or "us") on or about June 3, 2005. The Board of Directors requests that your shares be represented by the proxies named on the proxy card at the Annual Meeting of Stockholders to be held on June 21, 2005.

ABOUT THE MEETING

Who Can Vote

        You are entitled to vote at the Annual Meeting if the Company's shareholder records on May 18, 2005 (the record date) showed that you owned the Company's common stock. As of May 18, 2005, there were 33,975,366 shares of common stock outstanding and entitled to vote (excludes 1,376,929 shares held in QAD's Treasury). Each share of common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. A majority of these shares of common stock will constitute a quorum for the transaction of business at our Annual Meeting. Shares of common stock may not be voted cumulatively.

How to Vote

        You may vote in person at the Annual Meeting or by using the enclosed proxy card. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

        Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

        All proxies that have been properly submitted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Exemptions for a Controlled Company Election

        NASDAQ has established specific exemptions from its listing standards for controlled companies, i.e., companies of which more than 50% of the voting power is held by an individual, a group or another entity. The Company is a "controlled company" by virtue of the fact that Ms. Pamela Lopker, Chairman of the Board and President of the Company, and Mr. Karl Lopker, Chief Executive Officer of the Company, jointly control a majority interest in the stock of the Company as evidenced by their filing a Schedule 13G with the Securities and Exchange Commission affirming that as members of a group they share voting power of over 50% of the Company's outstanding voting stock. Please see "Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners."

        The Company has elected to rely upon certain of the exemptions provided in the rules. Specifically, the Company will rely on exceptions to the requirements that listed companies (i) have a majority of independent directors, (ii) select, or recommend for the board's selection, director nominees by a majority of independent directors or a nominations committee comprised solely of independent directors, and (iii) determine officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.

How Proxies Work

        The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for, or withhold your vote for, our director nominee. You may vote for or against the other item(s) or abstain from voting.

        If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares:

  •
  For the election of the director nominee;

  •
  For the approval of an Amendment to the QAD Certificate of Incorporation to declassify the Board of Directors;

  •
  For the approval of an amendment to the QAD Inc. 1997 Stock Incentive Program to:

  •
  (i) provide for an increase in the number of shares of Common Stock reserved for issuance by 4,000,000 shares; and

  •
  (ii) permit the grant of new awards and, subject to obtaining consent of existing award holders, the modification of currently outstanding awards, with the ultimate payment, settlement or issuance being either in existing voting or any new class or series of voting or non-voting Common Stock (subject to obtaining any necessary stockholder or regulatory approval for the issuance of any such new class or series of Common Stock); and

  •
  For or against other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Nominee or Broker Discretion to Vote Shares

        Under New York Stock Exchange rules, if your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors (Proposal No. 1), and on declassification of the Board of Directors (Proposal No. 2) even if it does not receive voting instructions from you. Amendment of the QAD 1997 Stock Incentive Program (Proposal No. 3) is "non-discretionary," meaning that brokers who hold shares for the accounts of their clients and who have not received instructions from their clients do not have discretion to vote on that proposal. When a broker votes a client's shares on some, but not all, proposals at the annual meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the annual meeting, but will not be considered "present" for purposes of voting on a non-discretionary proposal.

Revocation of Proxies and Change of Vote

        Even if you sign the proxy card in the form accompanying this Proxy Statement, you retain the power to revoke your proxy or change your vote at any time before it is exercised by giving written notice to the Secretary of the Company, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting.

Quorum

        In order to carry on the business of the Annual Meeting, there must be a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person.

        Your shares are counted as represented at the Annual Meeting in person or by proxy if you are present in person at the meeting or if you have properly submitted a proxy. Abstentions and broker "non-votes" will be included in the calculation of the number of shares considered to be present in person or represented by proxy at the annual meeting. Shares held by QAD in its treasury do not count toward a quorum. A broker non-vote typically occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instruction is given.

Attending the Annual Meeting

        If you were a shareholder at the close of business on May 18, 2005, you can attend the Annual Meeting. If the shares are held in your name and you wish to attend the Annual Meeting, check the box on your proxy card and retain the bottom of the proxy card as your admission ticket. If your shares are held through a broker, contact your broker and request that your broker provide you with evidence of your stock ownership. This documentation, when presented at the registration desk, will allow you to attend the Annual Meeting.

People with Disabilities

        If you have a disability, we can provide reasonable assistance to help you participate in the Annual Meeting if you tell us about your disability and your plan to attend. Please call or write the Secretary of the Company at least two weeks before the Annual Meeting if you desire such assistance.

Costs of Proxy Solicitation

        QAD will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Other Business; Adjournments

        We are not currently aware of any other business to be acted upon at the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjourned meeting, your proxy will have the right, in his or her discretion, to vote or act on those matters according to his or her best judgment.

        Adjournment may be made from time to time by approval of the holders of shares representing a majority of votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

Annual Report

        We have enclosed a copy of our 2005 Annual Report on Form 10-K with this Proxy Statement. If you would like an additional copy, we will send you one without charge. Please call 805-566-5139 or write to:

QAD Inc. 6450 Via Real Carpinteria, CA 93013 Attn: Investor Relations

        The Annual Report including the Form 10-K, as well as this Proxy Statement, are available in the Investor Relations section on the QAD Web site at www.qad.com. The Securities and Exchange Commission, or SEC, also maintains an Internet site at http://www.sec.gov that contains all filings made by QAD Inc.

ELECTION OF DIRECTORS

Nominee for Director

        QAD's Board of Directors is authorized to have seven directors. It is currently comprised of six directors, given the recent resignation of Jeffrey A. Lipkin from the Board. Please see "Additional Information—Certain Transactions" below. The Board has determined that three of its members currently qualify as independent directors as defined under NASDAQ Rule 4200 of the National Association of Securities Dealers' listing standards. These independent directors are Peter van Cuylenburg, A. Barry Patmore and Larry Wolfe.

        Under QAD's Certificate of Incorporation, the Board of Directors is divided into three classes of directors, with each class having a number of directors as nearly equal in number as possible and with the terms of each class expiring in a different year. The members of the board are elected to three-year terms. The terms of office of the members of one class of directors expire each year in rotation, so that the members of one class are elected at each annual meeting for three-year terms. The Board proposes to remove the classes of the Board (Proposal No. 2 below) and provide for annual election of all members of the Board. If this proposal is approved by the shareholders at the Annual Meeting, the terms of all QAD directors will expire at our 2006 Annual Meeting.

        Mr. A.J. "Bert" Moyer (Class I) has chosen not to stand for reelection. After serving QAD as Chief Financial Officer from 1998 through 2000, and serving as a member of the Board of Directors and Chairman of the Compensation Committee from 2000 to date, Mr. Moyer has chosen not to stand for reelection to the Board of Directors for personal reasons. Mr. Moyer will continue to assist QAD in a role as a consultant to the Board of Directors.

        On May 24, 2005, Jeffrey A. Lipkin, a Class I director of QAD, resigned from the Board in connection with the REI II Agreement described below under the heading "Additional Information—Certain Transactions." Moreover, as indicated above, Mr. Moyer, also a Class I director, has chosen not to stand for reelection. This would leave Class I with no directors, Class II with three directors and Class III with two directors. Since our Certificate of Incorporation requires that all classes of directors be as nearly equal in number as possible, the board has reassigned Mr. Karl Lopker from Class II to Class I to fill the vacancy created by the resignation of Mr. Lipkin. Accordingly, Mr. Lopker will stand for reelection as indicated below. If elected, Mr. Lopker will serve for a term of three years and until the election and qualification of his successor in the event that Proposal No. 2 is not approved.

        Due to the previously described resignation of one director and determination of another director not to stand for reelection, two vacancies will exist on the Board. As a result of the Board's reassignment of Mr. Lopker to Class I, there will be one vacancy in each of Classes I and II. The board has determined that it would not be possible to identify nominees for these vacancies in time for such candidates to be voted upon at the Annual Meeting. Accordingly, the Board has determined to promptly consider whether to seek qualified candidates for these two board positions or adjust the size of the board accordingly pursuant to the authority granted to it in the Company's Bylaws. Such new directors will serve for terms equal to the remaining terms of the directors they replace, or until the 2006 Annual Meeting if Proposal No. 2 is adopted.

        Valid proxies received will be voted, unless contrary instructions are given, to elect the nominee named in the following table to Class I of the Board of Directors. Should the nominee decline or be unable to accept the nomination to serve as director, an event that we do not currently anticipate, your proxy will have the right, in his or her discretion, to vote for a substitute nominee designated by the Board of Directors, to the extent consistent with the QAD Certificate of Incorporation and its Bylaws.

THE BOARD RECOMMENDS YOU VOTE "FOR" THE NOMINEE LISTED BELOW.

        The nominee for director to be elected by the stockholders is currently a member of the Board of Directors. If elected, the nominee will hold office until the Annual Meeting of Stockholders in 2008, in the capacity as specified in the table and until his successor is duly elected and qualified, in the event that Proposal No. 2 is not approved. The terms of the other directors will also continue as indicated below in the subsection entitled "Incumbent Directors Not Standing for Election" in the event that Proposal No. 2 is not approved.

Nominee for Director to Hold Office Until 2008 (Class I)	Age	Director Since	Position with the Company	Committees
Karl F. Lopker	53	1981	Chief Executive Officer	Compensation

Information Concerning the Nominee for Election and the Other Incumbent Directors

        Set forth below is information with respect to the nominee for election to the Board of Directors who is standing for election at the 2005 Annual Meeting.

KARL F. LOPKER

        Karl F. Lopker has served as Chief Executive Officer and a Director of the Company since joining QAD in 1981. Previously, he founded Deckers Outdoor Corporation in 1973 and was President until 1981. Mr. Lopker was certified in Production and Inventory Management by the American Production and Inventory Control Society. He received a Bachelor of Science degree in Electrical Engineering from the University of California, Santa Barbara. Mr. Lopker is married to Pamela M. Lopker, Chairman of the Board and President of QAD.

        The age of the director nominee is as of March 31, 2005.

Information Concerning Incumbent Directors Not Standing for Election

        The following section sets forth information about the other five incumbent members of the Board of Directors. None of these directors are up for election at the 2005 Annual Meeting, and each will be up for election at the Annual Meeting to be held in the year set forth below.

Directors to Hold Office Until 2006 (Class II)(1)	Age	Director Since	Position with the Company	Committees
Pamela M. Lopker	50	1981	Chairman of the Board President	None
Larry J. Wolfe	54	2002	Director	Audit (Chairman) Compensation Strategy
Directors to Hold Office Until 2007 (Class III)(1)	Age	Director Since	Position with the Company	Committees
Peter R. van Cuylenburg	57	1997	Director	Audit Compensation Strategy
A. Barry Patmore	64	2003	Director	Audit Strategy (Chairman)
Director not Standing for Election	Age	Director Since	Position with the Company	Committees
A.J. "Bert" Moyer	61	2000	Director	Compensation (Chair)

(1)
All terms will expire in 2006 if Proposal No. 2 to declassify the Board of Directors is approved by the shareholders.

PAMELA M. LOPKER

        Pamela M. Lopker founded QAD in 1979 and has been Chairman of the Board and President since the Company's incorporation in 1981. Prior to founding QAD, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. She was certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California, Santa Barbara. She is married to Karl F. Lopker, Chief Executive Officer of QAD.

A. BARRY PATMORE

        A. Barry Patmore was appointed director in February 2003. Mr. Patmore's career with Accenture (formerly Andersen Consulting) extended from 1965 to 1999. His responsibilities included serving as managing partner of Southern California and global managing partner for business process competency, and managing partner of service lines for the communication industry. Since 2000, Mr. Patmore has served as a management consultant and interim CIO at Children's Hospital Los Angeles, directing strategic IT planning and outsourcing. Previous to his career at Accenture, Mr. Patmore was a venture partner at Brentwood Venture Capital specializing in business-to-business enterprises and software companies. He is a board member for LetsTalk.com and Ascendent Telecommunications. He also serves on the boards of Mount St. Mary's College, Harvey Mudd College and Children's Institute International. He holds a bachelor's degree from the University of British Columbia and an MBA from Columbia University, New York.

        Mr. Patmore is an independent director as defined under Rule 4200 of the National Association of Securities Dealers' listing standards.

PETER R. VAN CUYLENBURG

        Peter R. van Cuylenburg was appointed director in November 1997. Dr. van Cuylenburg served as President and Chief Operating Officer of InterTrust Technologies Corporation and later as advisor to its Chairman between October 1999 and December 2000. Prior to that, Dr. van Cuylenburg served as President of Quantum Corporation's DLTtape and Storage Systems Group from September 1996 to October 1999. He also serves as Director and Executive Chairman of SealedMedia Ltd; as Director and Non-Executive Chairman of Anadigm Ltd.; as Director and Non-Executive Chairman of Transitive Technologies Ltd.; and as Director and Non-Executive Chairman of Elixent Ltd.; all privately-held companies, as well as Director and Non-Executive Chairman of ARC International plc (LSE:ARK). Past board memberships include: JNI Inc (JNIC), Peregrine Systems Inc (PRGNQ), ClearSpeed Technologies Group plc, Mitel Corporation, Dynatech Corporation, NeXT Computer, Inc., and Cable and Wireless plc. Dr. van Cuylenburg's career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless plc., and Texas Instruments, in the U.K., U.S. and France. Dr. van Cuylenburg holds a Diploma in Electrical Engineering from Bristol Polytechnic and an Honorary Doctorate of Technology from Bristol Polytechnic.

        Dr. van Cuylenburg is an independent director as defined under Rule 4200 of the National Association of Securities Dealers' listing standards and has also been designated as an Audit Committee "financial expert" by the Board of Directors.

LARRY J. WOLFE

        Larry J. Wolfe was appointed director in November 2002. Previously, Mr. Wolfe served at Intuit Inc. and certain predecessor companies from 1987 until his retirement in 2001 as senior vice president in the tax division. Prior to that, Mr. Wolfe was a managing partner at two accounting firms—from 1985 to 1987 at Wolfe & Co., and from 1979 to 1985 at Strand Wolfe & Lutton—providing a wide variety of accounting, auditing, tax and consulting services. He began his career in 1974 at the accounting firm of Haskins & Sells, which subsequently became Deloitte, Haskins & Sells, and later became part of Deloitte & Touche. Mr. Wolfe is a former board member of both the San Diego Software Industry Council and of NetCreate Inc. He holds a Bachelor of Science degree in Business Administration from the University of Southern California.

        Mr. Wolfe is an independent director as defined under Rule 4200 of the National Association of Securities Dealers' listing standards and has also been designated as an Audit Committee "financial expert" by the Board of Directors.

A.J. "BERT" MOYER

        Bert Moyer was appointed director in February 2000. Mr. Moyer served as Executive Vice President and Chief Financial Officer for QAD from March 1998 until February 2000. He served as President of the commercial division of the Profit Recovery Group International, Inc. from March until July 2000. Between September 2000 and February 2002, Mr. Moyer, in addition to his board duties, was engaged as a consultant to QAD, assisting in the Sales Operations of the Americas Region. Prior to joining QAD in 1998, Mr. Moyer served as Chief Financial Officer of Allergan, a specialty pharmaceutical company based in Irvine, California. Mr. Moyer serves on the boards of Collectors Universe, Inc., California Amplifier Inc. and Virco Manufacturing Co. Mr. Moyer received his Bachelor of Science degree in Business Administration from Duquesne University. He graduated from the Advanced Management Program at the University of Texas, Austin.

Board of Directors Meetings

        Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman, Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

        During fiscal year 2005, the Board of Directors held four regularly scheduled meetings, one special meeting, and acted by unanimous written consent on three occasions. During fiscal year 2005, all directors attended all board meetings with the exception of Ms. Lopker who was absent from one meeting.

Committee Membership and Meetings

        The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meeting with the full board. There are currently three committees: (1) Audit, (2) Compensation, and (3) Strategy. The table below provides current membership and the number of fiscal year 2005 meetings held for each board committee.

Name	Audit	Compensation	Strategy
Karl F. Lopker	—	Member	—
Pamela M. Lopker	—	—	—
Peter R. van Cuylenburg	Member*	Member	Member
Jeffrey A. Lipkin	—	—	—
A.J. "Bert" Moyer	—	Chair**	—
Larry J. Wolfe	Chair	Member	Member
A. Barry Patmore	Member	—	Chair
Number of fiscal 2005 Meetings	6	6	4

*
Chair during FY05

**
Chair during FY05 and part of FY06

Audit Committee

        Each of the three directors on the Audit Committee is "independent" as the term is defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Audit Committee members are Messrs. Wolfe and Patmore and Dr. van Cuylenburg. The Board of Directors has determined that both Mr. Wolfe and Dr. van Cuylenburg qualify as financial experts under the requirements of the Sarbanes-Oxley Act. Mr. Wolfe assumed the chairmanship of the Audit Committee as of February 17, 2005.

        The primary function of the Audit Committee is to provide advice with respect to financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding audit, finance, accounting, tax, and legal compliance. In particular, the Audit Committee is responsible for overseeing the engagement, independence, and services of our independent auditors. The Audit Committee also serves to: (1) act as an independent and objective party to monitor our financial reporting process and internal control system; (2) review and appraise the audit efforts of our independent auditors and oversee our internal audit department function; (3) evaluate our quarterly financial performance; (4) oversee management's establishment and enforcement of financial policies and business practices, as well as our compliance with laws and regulations; (5) approve all audit fees; and (6) provide an open avenue of communication between the Board of Directors and the independent auditors, financial and senior management, counsel, employees and the internal audit department. The Audit Committee also monitors legislative and regulatory developments affecting corporate governance practices for U.S. public companies, as well as for countries in which QAD maintains subsidiaries.

        The Audit Committee operates under a charter adopted by our Board of Directors in March 2004, as amended (see Exhibit B).

Compensation Committee

        The Compensation Committee is comprised of up to four members of the Board of Directors. Pursuant to the Compensation Committee Charter, adopted by the Board of Directors in June 2002, as long as QAD's common stock remains publicly traded, the Compensation Committee must consist of at least two members who qualify as (i) "Non-Employee Directors" under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) as "Independent Directors" under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee during fiscal year 2005 included Dr. van Cuylenburg and Messrs. Moyer and Wolfe, each of whom are "Non-Employee Directors," and two of whom are qualified as "Independent Directors" (Dr. van Cuylenburg and Mr. Wolfe), as well as Mr. Lopker. As previously discussed, Mr. Moyer has announced that he will not stand for reelection at the Annual Meeting.

        The function of the Compensation Committee is to: (1) review and set the compensation, including salary, bonuses, stock options, and other compensation, of our Chief Executive Officer, President and certain of our most highly compensated officers; (2) administer our stock plans and approve stock option awards; and (3) review the compensation of the members of the Board of Directors and other employee compensation and benefit issues.

Compensation Committee Interlocks and Insider Participation in Insider Decisions

        Mr. Lopker is the Chief Executive Officer of QAD and is married to Pamela Lopker, Chairman of the Board and President, and is recused from all matters involving QAD's Chairman of the Board and President, and the Chief Executive Officer. He does not participate in approving grants or awards under the QAD Inc. 1997 Stock Incentive Program, as Amended, to persons who are subject to Section 16 of the Exchange Act. During fiscal year 2005, a sub-committee of the Compensation Committee composed of Messrs. Moyer, Wolfe and Dr. van Cuylenburg administered and made all ongoing determinations concerning matters relevant to grants or awards under the stock incentive program to persons who were subject to Section 16 of the Exchange Act. None of QAD's executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the board of directors of another entity performing similar functions.

Strategy Committee / Board Executive Sessions

        The Strategy Committee operates under a charter adopted by our Board of Directors in February 2003. Each of the directors on the Strategy Committee is a non-employee who possesses particular expertise with respect to certain matters of strategic importance to the Company.

        The current Strategy Committee members are Messrs. Patmore and Wolfe, and Dr. van Cuylenburg. The Strategy Committee met on four occasions during fiscal 2005. All members of the Strategy Committee attended all meetings. In addition, Mr. Moyer, who was a member of the Board, but not a member of the Strategy Committee, attended two of the four meetings.

        The primary function of the Strategy Committee is to provide advice with respect to strategic planning matters, review matters in executive session as independent members of the Board, and to assist the Board of Directors in fulfilling its oversight responsibilities regarding the strategy of the Company. In particular, the Strategy Committee is responsible for reviewing the strategic plan presented by management, as well as certain elements of the implementation of that plan. During the past fiscal year, the Strategy Committee focused attention on the planning process of the Company, specifically on its vertical market and horizontal market product strategies, as well as the Company strategy in Asia.

Nominating Committee and Nominating Procedures

        The Board does not have a formal nominating committee. The Company is a "Controlled Company" as such term is used in the NASDAQ Rules, and accordingly, is exempted from certain regulations pertaining to the director nomination process. Please see "Exemptions for a Controlled Company Election" on page 1 of this Proxy Statement. The Board has determined that director nominees be recommended for the Board's selection by a designated committee of one or more directors. These directors do not operate under a charter, but meet as appropriate to recommend nominees to the QAD Board for service on the Company's Board of Directors and to recommend to the Board such persons to fill any vacancy which may arise between annual meetings of the stockholders. The nomination of the director for this proxy statement was recommended by the full Board, but excluded any vote by Mr. Lopker.

        When evaluating potential director nominees, the group of directors designated by the Board considers the listing requirements of NASDAQ. Other important factors the group considers are a potential nominee's personal and professional integrity, experience in corporate management, time available for service, experience in the Company's industry, experience as a board member of another publicly held company, ability to make independent analytical inquiries and practical business judgment. After the potential nominees are evaluated, the group of nominating directors makes recommendations regarding nominations to the Board.

        The group of nominating directors may retain, at Company expense, any independent search firm, experts or advisors that they believe appropriate in connection with the nominations process.

        The policy of the board is to have the nominating directors consider properly submitted stockholder recommendations for candidates for membership to the Board. In evaluating nominees recommended by stockholders, the group of nominating directors will utilize the same criteria for nominees initially proposed by the nominating directors. To recommend directors for election to the board, recommendations must be submitted in writing to the following address. In addition, to nominate directors for election to the board at next year's Annual Meeting, nominations must comply with Section 2.7 of our bylaws and must also be submitted in writing to the following address.

QAD Inc. 6450 Via Real Carpinteria, CA 93013 Attention: Secretary of the Board

DIRECTOR COMPENSATION

Director Compensation Overview

        Our directors take a critical role in guiding QAD's strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of the global software industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

        The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors' continued performance by paying compensation commensurate with our directors' workload and opportunity costs. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. Annual cash retainers and stock option grants to the non-employee directors are intended to correlate with the responsibilities of each such director.

Cash Retainer and Meeting Fees for Non-Employee Directors

        For fiscal year 2005, each of our non-employee directors received the applicable retainers and fees set forth below for serving as a chair or a member of one or more of the committees of the Board.

Annual Board Retainer	$20,000
Annual Stock Option Grant*	15,000	options
Annual Committee Member Retainer:
Audit Committee	$5,000
Compensation Committee	—
Strategy Committee	$10,000
Annual Committee Chair Retainer:
Audit Committee	$10,000
Compensation Committee	$6,000
Strategy Committee	$20,000
Fee per Board Meeting (in excess of 4 per fiscal year):	$1,000
Fee per Committee Meeting:
Audit Committee (in excess of 5)	$1,000
Compensation Committee (in excess of 4):	$500
Strategy Committee	—

*
See "Directors' Equity Compensation" section below.

        All annual retainers are paid in equal quarterly installments at the beginning of each fiscal quarter. Directors are also reimbursed for direct expenses relating to their activities as members of the Board of Directors.

        This compensation plan does not apply to any board member who owns or exercises significant control over a number of shares of stock in the Company that exceeds five percent (5%) of the then current outstanding shares in the Company.

Directors' Equity Compensation

        During the September 2002 board meeting, the directors approved a compensation plan for the non-employee board members that provided for the following equity compensation:

  a)
  For each existing board member, an annual grant of stock options for 15,000 shares subject to annual vesting in equal amounts over a period of three years with a grant date of the date of the annual stockholder meeting;

  b)
  For each new board member, a grant of stock options for 30,000 shares subject to annual vesting in equal amounts over a period of three years with a vesting date of the date of the option grant or as otherwise determined by the board at the time the new board member is appointed.

        QAD's 1997 Stock Incentive Program, as Amended, is composed currently of several parts and the program administrators may make certain types of awards under the 1997 Program. Pursuant to the Program, directors are eligible to receive nonqualified stock options under the Nonqualified Stock Option Plan, restricted shares under the Restricted Share Plan and directors who are not employees may receive grants of options under the Non-Employee Director Stock Option Plan.

Code of Ethics

        The board has approved and the Company has adopted the "Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc." Copies of the Code of Ethics may be obtained from our Investor Relations department without charge. Please call 805-566-5139 or write to QAD Inc., Investor Relations at the address printed on the cover to this Proxy Statement.

Executive Sessions

        Under the NASDAQ rules, a listed company is required to hold executive sessions of independent directors from time to time. The board contemplates that executive sessions will occur at least twice a year in conjunction with regularly scheduled board meetings or in conjunction with Strategy Committee meetings. In fiscal year 2005, the independent Board members met in executive session four times. In addition, the Board recently approved the implementation of a process designating a lead independent director to organize such meetings.

Attendance at Annual Meetings

        We do not have a formal policy regarding attendance by members of our Board of Directors at the annual meeting. All of our directors attended the 2004 annual meeting of stockholders.

Communications with the Board

        Individuals may communicate with the Board of Directors by writing to the Chairman of the Board at the following address:

QAD Inc. 6450 Via Real Carpinteria, CA 93013 Attn: Secretary of the Board

        The communication may be mailed, delivered by personal delivery, messenger, courier, or regular, certified or registered mail.

Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners

        The following tables show how much QAD common stock each executive named in the Summary Compensation Table on page 15 and each non-employee director beneficially owned on May 18, 2005. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants and other rights held by that person that are currently exercisable or become exercisable within 60 days following May 18, 2005, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name.

        Pamela M. Lopker and Karl F. Lopker hold the following: 17,316,107 shares held jointly in the Lopker Living Trust, 590,855 shares held in trust for their children, 12,000 shares held in the Lopker Family 1997 Charitable Remainder Trust of which Pamela M. Lopker and Karl F. Lopker act as joint trustees, and 114,500 shares (to which Pamela M. Lopker and Karl F. Lopker disclaim beneficial ownership) held by the Lopker Family Foundation. Pamela M. Lopker and Karl F. Lopker are members of the Board of Directors of the Foundation and officers of the aforementioned Charitable Trust. Ms. Lopker holds 10,000 shares in an IRA account. Mr. Lopker is the designated beneficiary of 11,153 shares from the estate of Julia Lopker and has voting and dispositive powers over such shares.

        All shares reported below for Mr. Lipkin are owned of record by Recovery Equity Investors II, L.P. as of the record date, May 18, 2005. Mr. Lipkin is a general partner of Recovery Equity Investors II, L.P.'s general partner.

Beneficial Owner	Shares Owned		Shares Covered by Exercisable Options, Warrants and other Rights	Percent of Class
Non-Executive 5% Beneficial Owners
Recovery Equity Investors II, L.P. 2505 Anthem Village Drive, Suite E622 Henderson, NV 89052	3,002,778	(1)	—	8.84%
Directors and Executive Officers
Pamela M. and Karl F. Lopker	18,054,615		75,000	53.24%
Jeffrey A. Lipkin	3,002,778	(1)	—	8.84%
A.J. Moyer	26,000		133,750	0.47%
Peter R. van Cuylenburg	22,500		45,000	0.20%
Larry J. Wolfe	5,000		35,000	0.12%
A. Barry Patmore	—		35,000	0.10%
Daniel Lender	—		105,875	0.31%
Vincent P. Niedzielski	—		143,500	0.42%
Michael W. Lodato	5,708		61,400	0.20%
All Directors and Executive Officers as a group (13 persons)	21,139,152		731,588	63.02%

(1)
On May 24, 2005, Recovery Equity Investors II, L.P. sold 2,000,000 shares of QAD Common Stock back to QAD causing its percentage ownership of the common stock of the Company to decline to 3.14%. In addition, Mr. Lipkin resigned from his position as a Director of the Company. (See "Additional Information—Certain Transactions" below). This sale also decreased the percentage ownership of the common stock of the Company held by each of the Directors and Executive Officers listed above and for all Directors and Officers as a group by 2.27% or to 60.75%.

Equity Compensation Plan Information

        Information as of January 31, 2005 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,482,189	$6.53	2,212,886
Equity compensation plans not approved by security holders	—	—	—

Total	4,482,189	$6.53	2,212,886

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table and discussion summarizes the compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

							Long-Term Compensation Awards
	Annual Compensation
								Securities Underlying Options (D)
Name and Principal Position (A)	Fiscal Year	Salary ($)	Bonus ($)(B)		Other Annual Compensation ($)(C)		Restricted Stock Awards ($)			All Other Compensation ($)(E)
Karl F. Lopker Chief Executive Officer	2005 2004 2003	300,000 212,500 200,000	137,659 277,761 —	(1)	— — —		— — —	150,000 — —	(1)	6,188 6,250 5,625
Pamela M. Lopker Chairman of the Board and President	2005 2004 2003	300,000 212,500 200,000	137,659 277,761 —	(1)	— — —		— — —	150,000 — —	(1)	6,188 6,250 5,625
Daniel Lender(1) Executive Vice President and Chief Financial Officer	2005 2004 2003	250,000 214,583 160,000	59,680 57,874 62,989		— — —		— — —	— 150,000 48,000	(2) (3)	5,002 2,195 1,328
Vincent P. Niedzielski Executive Vice President, Research & Development	2005 2004 2003	300,000 300,000 300,000	176,260 49,260 81,780	(3)	— — —		— — —	20,000 15,000 30,000	(4) (5) (6)	6,000 6,000 6,000
Michael W. Lodato Executive Vice President and Chief Marketing Officer	2005 2004 2003	250,000 250,000 223,558	60,688 71,357 127,521	(4)	— — 33,295	(1)	— — —	— 50,000 150,000	(7) (8)	6,000 625 3,422

(A1)	Mr. Lender assumed the position of Chief Financial Officer in July 2003. Prior to that, he served as Vice President of Global Sales Operations and Vice President Sales for Latin America.
(B1)	Includes bonus of $142,209 and a special bonus of $100,000. Also included is a bonus of $35,552 related to fiscal year 2004 which was paid in January 2005.
(B2)	Includes bonus of $76,260 and special bonus of $100,000.

(B3)	Includes bonus of $77,521 plus sign-on bonus of $50,000.
(C1)	Includes taxes paid on sign-on bonus of $33,295.
(D)	All options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant.
(D1)	Includes option to purchase 150,000 shares at an exercise price of $12.32.
(D2)	Includes option to purchase 150,000 shares at an exercise price of $8.13.
(D3)	Includes options to purchase 18,000 shares at an exercise price of $3.25 and 30,000 shares at an exercise price of $3.07.
(D4)	Includes option to purchase 20,000 shares at an exercise price of $9.71.
(D5)	Includes options to purchase 15,000 shares at an exercise price of $3.25.
(D6)	Includes options to purchase 30,000 shares at an exercise price of $2.70.
(D7)	Includes options to purchase 50,000 shares at an exercise price of $12.66.
(D8)	Includes options to purchase 150,000 shares at an exercise price of $2.87.
(E)	"All Other Compensation" includes only employer matching 401(k) contributions.

OPTION GRANTS IN FISCAL YEAR 2005

        The following table sets forth the option grants to the Named Executive Officers during fiscal year 2005. QAD did not grant any stock appreciation rights in fiscal year 2005.

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees In FY 2004(2)	Exercise Price ($/Share)	Expiration Date	Grant Date Fair Value ($)(3)
Karl F. Lopker	150,000	10.0%	$12.32	3/11/2012	$1,438,800
Pamela M. Lopker	150,000	10.0%	$12.32	3/11/2012	$1,438,800
Daniel Lender	—	—	—	—	—
Vincent P. Niedzielski	20,000	1.3%	$9.71	5/21/2012	$140,732
Michael W. Lodato	—	—	—	—	—

(1)
All granted options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expire in eight years.

(2)
Represents the combined percentage for all grants.

(3)
The fair value of each option grant is estimated using the Black-Scholes pricing model of option valuation to determine grant date fair value, as prescribed under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), with the following assumptions:

Expected stock price volatility	0.96
Risk-free interest rate	3.87%
Expected life of options	5.38 years
Expected dividend yield	0.90%

  QAD's stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes pricing model. The assumption for stock price volatility is based on the variance of daily closing prices of QAD common stock. The risk-free rate of return used equals the yield to maturity on a 5-year zero coupon U.S. Treasury bond. No discount was applied to the value of the grants for non-transferability, and risk of forfeiture was accounted for in the expected life of the options.

Option Exercises in Fiscal Year 2005 and Fiscal Year-End Option Values

        The following table provides summary information regarding the option exercises in fiscal year 2005 by the Named Executive Officers and the value of such officers' in-the-money unexercised options at the end of fiscal year 2005.

			Number of Options At Fiscal Year-End (#)		Value of Unexercised In-The-Money Options At Fiscal Year-End ($)(1)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Lopker, Karl F.	—	—	—	150,000	—	—
Lopker, Pamela M.	—	—	—	150,000	—	—
Lender, Daniel	—	—	60,875	136,500	$128,099	$137,565
Niedzielski, Vincent P.	40,000	$354,428	142,275	46,250	$277,037	$139,763
Lodato, Michael W.	36,100	$377,517	23,900	112,500	$61,446	$404,250

(1)
Represents the difference between the option exercise price and the market price of QAD common stock at the fiscal year-end. The actual gain, if any, an executive realizes will depend on the market price of QAD common stock at the time of exercise. "In-the-money" means the market price of the stock is greater than the exercise price of the option on the date specified.

(2)
Represents the difference between the option exercise price and the market price of QAD common stock at the date of exercise. Excludes commission, if any.

        The information set forth below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.

REPORT OF THE COMPENSATION COMMITTEE

Attendance

        Two of the four members of the Compensation Committee, Dr. van Cuylenburg and Mr. Wolfe, were deemed by the Board as "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Compensation Committee met on six occasions during fiscal 2005. All members of the Compensation Committee attended all meetings except for one absence by Dr. van Cuylenburg.

Role of the Compensation Committee

        The Compensation Committee reviews and determines our executive compensation objectives and policies, administers our stock plans and grants stock options. The Compensation Committee helps QAD to attract, develop and retain talented executive personnel in a competitive market.

Executive Compensation

        The objectives of our executive compensation program are to:

  •
  Attract and retain highly talented and productive executives;

  •
  Provide incentives for superior performance by paying commensurate compensation; and

  •
  Align the interests of executive officers with our stockholders' interests by basing a significant portion of compensation upon our revenues, profits before taxes, stock price and other measures of performance.

        Our executive compensation program generally combines the following three components: base salary, annual bonus, and long-term incentive compensation, which historically has consisted of stock option grants.

        Base salary.    The Compensation Committee annually reviews the salaries of our executives. When setting base salary levels, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) Company performance and (c) the individual's performance.

        Annual bonus.    Our cash bonus seeks to motivate executives to work effectively to achieve our financial performance objectives and to provide rewards when objectives are met.

        Long-term incentive compensation.    We believe that stock option grants (1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant long-term interest in our success, and (3) help retain key executives in a competitive market for executive talent. We monitor general corporate and industry trends and practices and may, in the future, for competitive or other reasons, use other equity incentives in place of, or in combination with, stock options.

        After many years of not receiving equity compensation, The Board believes that, in accordance with best practices for executive compensation, equity compensation be added to the compensation for Ms. Lopker and Mr. Lopker.

        The focus of our executive compensation program with regard to the granting of stock options is to look at such things as the number of shares underlying the options being granted and the spread of the grant of options among a large number of employees. We also prefer to weight distribution toward top performers and individuals with the greatest responsibilities.

        The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) QAD's performance measured by attainment of specific strategic objectives and operating results, (ii) the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals, and (iii) historical cash and equity compensation levels at comparable companies and at QAD.

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to the company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which the compensation is paid meet certain requirements. The QAD Inc. 1997 Stock Incentive Program, as Amended, including the amendments that are the subject of shareholder voting for this meeting, includes provisions that will enable QAD to meet those requirements with respect to stock-based compensation, if it becomes necessary.

Cash Compensation

        The base salaries of the executive officers are generally set at the time of their initial hiring, subject to possible changes in future periods at the discretion of QAD.

        As stated above, the compensation of executive officers is also based in part upon corporate performance, individual performance and comparative industry compensation levels. Each year, management establishes a performance plan with the Compensation Committee. Generally, all bonus plans include a portion based upon the individual employee's performance according to the employee's duties and responsibilities. In addition, the annual bonus plan for many employees includes a portion based upon overall corporate performance and sets forth overall goals that must be achieved by QAD in order for the employee or executive to receive this portion of their bonus.

        For fiscal year 2005, the Compensation Committee set the overall corporate goals for the corporate portion of the bonus plan to focus on QAD's financial performance. The financial performance criteria for this portion of the bonus plan are set forth below, as is the proportional weighting associated with each of the criteria. The bonus is paid on a sliding scale with minimum and maximum calculation targets. The board established goals associated with each of the criteria. The criteria and associated weighting were:

  •
  Revenue—40%;

  •
  Contribution margin—40%; and

  •
  Accounts Receivable Days' Sales Outstanding—20%.

        The principal components of compensation for the Chairman and the Chief Executive Officer for fiscal 2005 included base salary and bonus. Ms. Lopker and Mr. Lopker, the Company's Chairman and Chief Executive Officer, each received a salary of $300,000 during fiscal 2005 and were eligible for an annual on target bonus of 100% of their salary based on a review of performance against objectives for the year. As the leaders of the Company, they are focused on building long-term success, and as majority shareholders in the Company, their personal wealth is tied directly to sustained increases in the Company's value. Ms. Lopker and Mr. Lopker's bonuses were determined based on both company performance and individual strategic goals. Company performance included achievement of revenue, net income, and return on assets targets. Individual strategic goals primarily included product development objectives, progress in improving regional performance, and development of senior leadership.

        For 2005, Ms. Lopker and Mr. Lopker each received a bonus of $83,659 or 37% for Company performance bonus and $54,000 or 75% for their individual strategic goals bonus with combined bonuses totaling $137,659 each.

Discretion

        The Compensation Committee has discretion as to whether annual bonuses for the Company's most senior corporate executive officers will be paid in cash, restricted stock, restricted stock units or a combination thereof. Any restricted stock or restricted stock units that are awarded will be granted under a long-term incentive plan approved by the shareholders of the Company (currently the QAD Inc. 1997 Stock Incentive Program, as Amended). The Committee also retains discretion, in appropriate circumstances, to grant a lower bonus or no bonus at all.

Equity Compensation

        The Compensation Committee or a subcommittee consisting of the non-employee members of the Compensation Committee administers and authorizes all grants and awards made under the 1997 Stock Incentive Program, as amended, to persons who are subject to Section 16 of the Exchange Act. The Compensation Committee, or a subcommittee consisting solely of the Chief Executive Officer, administers and authorizes all grants and awards made under the 1997 Stock Incentive Program, as amended, to persons who are not subject to Section 16 of the Exchange Act In the case of the subcommittee comprised solely of the CEO, such grants and awards must be within the guidelines previously approved by the Compensation Committee.

        In some instances, awards are authorized for new employees as incentives to join QAD. In determining whether and in what amount to grant stock options or other equity compensation to executive officers in fiscal year 2005, the program administrators considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the executive officers as well as previous grants and other compensation. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant competition and other challenges in our industry.

        During fiscal year 2005, the non-employee members of the Compensation Committee approved grants of equity compensation to the executive officers named in the Summary Compensation Table who received grants and the committee also approved grants of equity compensation to other executive officers, consistent with the Board of Directors' and the Compensation Committee's overarching policy of granting equity compensation to key executives and to employees in general.

Submitted by:	A.J. "Bert" Moyer, Chairman Peter R. van Cuylenburg Larry J. Wolfe Karl F. Lopker

        The information set forth below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.

REPORT OF AUDIT COMMITTEE

Attendance

        Each of the directors on the Audit Committee is "independent" as that term is defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Audit Committee met on six occasions during fiscal 2005. Dr. van Cuylenburg and Mr. Wolfe attended all meetings; Mr. Patmore was absent from two meetings.

Charter

        The Audit Committee has a charter outlining the practices it follows, which is reviewed annually. In March 2005, the Board of Directors amended the charter which is attached as Exhibit B to this proxy statement.

Meetings

        During fiscal year 2005, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of the Company's financial management team, the partner of our outsourced internal audit department and our independent auditors. The Audit Committee's agenda is established by the Audit Committee's chairman and the director of internal audit. At each of its regularly scheduled meetings, the Audit Committee had separate private sessions with the Company's Registered Independent Public Accounting Firm and the partner of our outsourced internal audit department, at which candid discussions regarding financial management, legal, accounting, auditing, and internal control issues took place.

Audit Committee Report

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements contained in the Annual Report on Form 10-K for fiscal year 2005, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and acceptability of QAD's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. The Audit Committee received from the independent auditors the formal written statements and letters disclosing that they are not aware of any relationships between the auditors and QAD that, in their professional judgment, may reasonably be thought to bear on their independence, consistent with Independence Standards Board Standard Number 1, "Independence Discussions with Audit Committees." The Audit Committee also reviewed and discussed with the independent auditors all relationships the auditors have with QAD to determine and satisfy itself regarding the auditor's objectivity and independence. The Audit Committee has also considered whether the provision of other non-audit services by the independent auditors to QAD and the fees and costs billed and expected to be billed by the independent auditors for those services are compatible with maintaining their independence.

        The Audit Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States, including those described in Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees".

        The Audit Committee discussed with our Chief Financial Officer and the independent auditors the overall scope and plans for the audit by the independent auditors. At each quarterly meeting, the Audit Committee met with the independent auditors without management present to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. At each meeting, the committee also met with the Chief Financial Officer without the rest of management or the auditors present, to discuss our internal controls and the overall quality of our financial reporting.

        Management has a Compliance Committee of certain executive officers to oversee the Company's compliance with its obligations related to certification of appropriate disclosure controls and internal controls over financial reporting. The Compliance Committee implemented a set of procedures to oversee such compliance, including a requirement that certain members of management sign certifications each fiscal quarter that, to their knowledge, the operations within their span of control are fairly presented and appropriate internal controls are in place to ensure the accuracy of such results. The Compliance Committee routinely meets twice quarterly, or more often if needed, and has reported its findings to the Audit Committee in each quarter of fiscal year 2005.

        The Audit Committee approved the implementation of complaint procedures through which employees can communicate concerns related to accounting, auditing and internal controls. QAD has engaged a third party firm to receive such reports and provide this information to the QAD internal auditors that in turn report them to the Audit Committee.

        The Board has also approved and the Company has adopted the "Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc."

        Management has reviewed the audited financial statements in the Annual Report on Form 10-K with the Audit Committee including a discussion of the quality, not just acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company, and have expressed to both management and the auditors their general preference for conservative policies when a range of accounting options is available.

Principal Accounting Fees and Services

        The following table presents fees for professional audit services rendered by the Company's Independent Registered Public Accounting Firm, KPMG LLP ("KPMG"), for the audit of the Company's annual financial statements for fiscal year 2005 and fees billed for other services rendered by KMPG.

(in thousands)	Fiscal Year 2005	Fiscal Year 2004
Audit fees(1)	$1,350	$686
Audit related fees	—	—
Tax fees(2)	19	21
All other fees	—	—

Total fees	$1,369	$707

(1)
Audit fees consisted of fees billed for professional services rendered for the audit of the Company's annual financial statements and management's report on internal control included in the Company's Annual Reports on Form 10-K and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, as well as services that generally only the Company's independent registered public accountants can reasonably provide, including statutory audits and services rendered in connection with Securities and Exchange Commission filings. The fiscal year 2005 fees include approximately $0.6 million related to services provided in connection with compliance with the Sarbanes-Oxley Act of 2002.

(2)
Tax fees consisted of fees billed for tax compliance and consultation services.

Pre-Approval of Audit and Non-Audit Services

        All audit and non-audit services to be performed by KPMG require preapproval by the Audit Committee or its Chairman, provided that the Chairman reports any decisions to preapprove such audit related or non-audit services and fees to the full Audit Committee at its next regular meeting.

        All KPMG services and fees in fiscal year 2005 were pre-approved by the Audit Committee.

Submitted by:	Larry J. Wolfe, Chairman A. Barry Patmore Peter R. van Cuylenburg

        The information set forth below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.

STOCKHOLDER RETURN PERFORMANCE GRAPH

        The line graph below compares the yearly percentage change in the cumulative total stockholder return on QAD's common stock with the cumulative total return of the NASDAQ Composite Total Return Index and the NASDAQ Computer Index, on a quarterly basis, for the period beginning February 1, 2000 and ending January 31, 2005.

        The graph assumes that $100 was invested in QAD common stock on February 1, 2000 and that all dividends were reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG QAD INC., THE NASDAQ COMPOSITE TOTAL RETURN INDEX AND THE NASDAQ COMPUTER INDEX

Measurement Periods (Quarterly from Fiscal Year 2001 through Fiscal Year 2005)	QAD Inc.	Nasdaq Composite Total Return Index	Nasdaq Computer Index
02/01/00	100.00	100.00	100.00
04/30/00	57.32	95.28	98.14
07/31/00	29.88	92.97	97.70
10/31/00	26.83	83.16	86.51
01/31/01	25.00	68.43	64.27
04/30/01	29.27	52.23	46.20
07/31/01	32.59	50.03	43.92
10/31/01	23.32	41.71	35.78
01/31/02	31.22	47.73	43.73
04/30/02	40.39	41.66	34.59
07/31/02	20.98	32.78	27.04
10/31/02	18.44	32.82	27.09
01/31/03	33.95	32.60	26.55
04/30/03	49.56	36.14	29.45
07/31/03	83.32	42.82	34.86
10/31/03	114.05	47.69	39.39
01/31/04	150.73	50.99	41.55
04/30/04	107.41	47.39	36.96
07/31/04	99.32	46.58	36.95
10/31/04	74.54	48.74	38.25
01/31/05	80.59	50.90	40.29

ADDITIONAL INFORMATION

Employment Agreements, Management Contracts and Change of Control Arrangements

        Each of Daniel Lender, Vincent P. Niedzielski and Michael W. Lodato has an employee retention agreement that provides for acceleration of vesting in their options and the payment to them of an amount of up to 24 months salary in the event of a termination of their employment with us following a change of control. In addition, executive officers have severance arrangements that provide payments to them of an amount equal to 6 months salary in the event of an involuntary termination of their employment with us.

Certain Transactions

        Pursuant to a Stock Purchase Agreement dated as of December 23, 1999 (the "Stock Purchase Agreement"), by and among QAD Inc., Pamela M. Lopker, Karl F. Lopker, The Lopker Living Trust Dated March 23, 1993, (the "Lopker Trust") and Recovery Equity Investors II, L.P., a Delaware limited partnership ("REI II"), REI II purchased from the Lopker Trust 444,445 shares and from QAD 2,333,333 shares of QAD common stock, respectively (collectively, the "REI II Shares"), and from QAD a warrant exercisable for an aggregate of 225,000 shares (subject to adjustment as provided in the warrant) of QAD common stock at an exercise price of $7.50 per share (subject to adjustment as provided in the warrant). In December 2003, REI II exercised this warrant for 225,000 shares at an exercise price of $7.50, bringing the total number of shares beneficially held by REI II to 3,002,778.

        In connection with the Stock Purchase Agreement, the same parties entered into a Stockholders' Agreement also dated as of December 23, 1999 (the "Stockholders' Agreement"). Pursuant to the Stockholders' Agreement, as long as REI II holds at least 50% of the REI II Shares, REI II may designate one person for election to the Board of Directors of QAD. Each person designated by REI II for election to the board shall be included in the slate of nominees recommended by the board of QAD for election as directors at the appropriate annual meeting. The Lopkers, and the Lopker Trust, have agreed to take such actions as are necessary to nominate and elect REI II's designee. Pursuant to the Stockholders' Agreement, Jeffrey A. Lipkin is REI II's designee for election to the Board for so long as he is general partner of REI II's general partner.

        In connection with the Stock Purchase Agreement, QAD granted to REI II certain "demand" and "piggyback" registration rights pursuant to a Registration Rights Agreement also dated December 23, 1999 (the "Registration Rights Agreement").

        Under the Stock Purchase Agreement, QAD engaged REI II to provide management advisory services to QAD for a term of five years beginning in December 1999 and ending in December 2004, provided REI II continued to own at least 1% of the REI II Shares (as defined in the "Stockholders' Agreement" section above). QAD agreed to pay REI II an annual fee of $312,500 for such management advisory services, provided however, that if REI II owned less than half of the REI II Shares, the fee would be reduced pro rata with the amount of REI II Shares that REI II continued to own through the term of the agreement. QAD made the final payment under this arrangement in fiscal year 2005 and this payment obligation no longer exists. Mr. Lipkin is the general partner of the general partner of REI II.

        On May 17, 2005, QAD, REI II, Pamela Lopker, Karl Lopker and the Lopker Trust entered into an agreement (the "REI II Agreement") providing that QAD would purchase from REI II 2,000,000 shares of QAD's outstanding common stock held by REI II for an aggregate purchase price of $14,800,000. The transaction was consummated on May 24, 2005. Immediately prior to this transaction, REI II held approximately 3,002,778 shares of QAD common stock constituting approximately 8.84% of QAD's outstanding common stock. Following this transaction, REI II's ownership in QAD's outstanding common stock declined to 1,002,778 shares or 3.14%. As a result of the purchase of shares from REI II by QAD, the Lopker's beneficial ownership in QAD's common stock increased from 53.24% to 56.57%.

        In connection with the transactions contemplated by the REI II Agreement, Mr. Jeffrey A. Lipkin, a founder and general partner of the general partner of REI II, resigned from QAD's Board of Directors. As part of the REI II Agreement, REI II agreed to waive its right to request any demand registrations pursuant to the Registration Rights Agreement and the Stock Purchase Agreement was amended to extinguish the entitlement of REI II to designate one person for election to the Board of Directors of QAD.

Section 16 Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors, executive officers and any persons who own more than 10% of our common stock (collectively "Reporting Persons") to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities of the Corporation. Reporting Persons are required by SEC regulations to furnish QAD with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of any Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended January 31, 2005, all Reporting Persons complied with all applicable filing requirements other than as discussed herein. However, as part of this review, we determined that single late Form 5 filings were made for Employee Stock Purchase Plan purchases made by Mr. Lodato and Ms. Miller during calendar year 2004. Single late Form 4 filings were made for option grants by Mr. Lopker and Ms. Lopker.

Delivery of Documents to Stockholders Sharing an Address

        The SEC has approved a rule concerning the delivery of annual reports and proxy statements. It allows us, with your permission, to send a single set of these reports to any household at which two or more shareholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive and our expenses.

        A number of brokerage firms have instituted householding. If your family has multiple QAD accounts, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household. These options are available to you at any time. To request additional copies of the proxy statement or annual report, please contact QAD as described above under "Annual Report."

PROPOSAL NO. 1
ELECTION OF DIRECTOR

        At our Annual Meeting, stockholders will elect one Class I director to hold office until the 2008 Annual Meeting of stockholders. The director shall serve until his successor has been duly elected and qualified or until any such director's earlier resignation or removal. However, if the board's proposal to declassify the board (Proposal No.2 below) is approved by the shareholders at the Annual Meeting, the terms of all directors, including the nominee discussed below, will expire at QAD's 2006 Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the nominee recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for an alternate candidate. If the nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware that the nominee will be unable to or will not serve as directors.

Directors

        The following incumbent director is being nominated for re-election to the Board: Karl F. Lopker. Please see "Nominee for Director" on page 4 of this Proxy Statement for information concerning Mr. Lopker.

Required Vote

        Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total. If you do not vote for a particular nominee or you indicate "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

The Board of Directors recommends a vote
FOR the election of the nominated director.

PROPOSAL NO. 2
AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Current Article Sixth

        Article Sixth of QAD's Certificate of Incorporation provides that the Board of Directors be divided into three classes, as nearly equal in number as possible, with members of each class serving three-year terms. This system for electing directors was adopted in 1997, prior to QAD becoming a publicly traded company. To implement an annual election of directors, QAD's Certificate of Incorporation must be amended. This amendment requires approval by the affirmative vote of at least a majority of the outstanding shares of QAD common stock as of the record date.

Proposed Amendment

        The Board of Directors has unanimously adopted resolutions, subject to shareholder approval, approving and declaring the advisability of an amendment to Article Sixth of QAD's Certificate of Incorporation to declassify the Board of Directors and to allow the holders of a majority of QAD common stock to remove a director with or without cause. The proposal would allow for the annual election of all directors in the manner described below. The Board of Directors has set the current number of directors at seven. The proposal would not change the present number of directors and the directors will retain the authority to change that number and to fill any vacancies or newly created directorships.

        The current Article Sixth, Section C and the proposed amendment to QAD's Certificate of Incorporation is set forth in Appendix A and B. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to QAD's Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the annual meeting.

Timing of Annual Elections/Vacancies

        If shareholders approve this proposal, the terms for all of our directors would end at the 2006 annual meeting and any director appointed as a result of a newly created directorship or to fill a vacancy would also hold office until the next annual meeting. Beginning with the 2006 annual meeting, all directors would be elected for one-year terms at each annual meeting.

        If shareholders do not approve this proposal, the Board will remain classified, the director elected at the annual meeting will be elected for a three-year term, and all other directors would continue in office for the remaining term of their class to which they were elected or appointed.

Reasons for the Amendment

        Classified or staggered boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a staggered system for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always have prior experience as directors of the company. This continuity and long-term focus is particularly important to research-based organizations, such as ours, where product and technology development is complex and long-term. Proponents further assert that classified boards may enhance shareholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

        On the other hand, some investors view classified boards as having the effect of reducing the accountability of directors to shareholders because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and therefore may erode shareholder value.

        After reviewing and discussing the advantages and disadvantages of maintaining a classified board structure, including consultation with internal and outside advisors, the Board of Directors has concluded that it would be in the best interests of QAD and its shareholders to propose declassifying the Board. This determination by the Board furthers its goal of ensuring that the Company's corporate governance policies maximize management accountability to shareholders and would, if adopted, allow shareholders the opportunity each year to register their views on the performance of the Board of Directors.

        The Board has unanimously approved the proposed amendment declassifying the organization of the Board of Directors. If approved by the requisite vote of shareholders as set forth below, QAD's Certificate of Incorporation will be amended to allow for the annual election of all directors.

Conforming Bylaw Amendment

        The QAD Board of Directors has similarly amended Article III, Section 3.2 of QAD's bylaws to require the annual election of directors, subject to shareholder approval of the above Proposal No. 2.

Vote Required and Recommendation of Board of Directors.

        The affirmative vote of at least a majority of all outstanding shares of QAD common stock entitled to vote will be required for approval of this proposal. An abstention on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal. Therefore, it is important that you vote your shares either at the meeting or by proxy. A nominee holding shares in street name may vote for the proposal without voting instructions from the owner.

The Board of Directors recommends a vote
FOR the proposal to amend the Certificate of Incorporation of QAD to declassify the Board of Directors.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO QAD INC. 1997 STOCK INCENTIVE PROGRAM,
AS AMENDED
(Increase available stock by 4 million shares)
(Collectively referred to as "Awards")

        The stockholders are being asked to approve an amendment to the QAD Inc. 1997 Stock Incentive Program, as Amended (the "1997 Program"). The amendment will increase the number of shares of Common Stock available for issuance under the 1997 Program from 12,000,000 shares to 16,000,000 shares. The board believes it is in QAD's best interest to increase the share reserve so that QAD can continue to attract and retain the services of those persons essential to the Company's growth and financial success. Certain information regarding equity compensation plans approved and not approved by our stockholders appears under the caption "Equity Compensation Plan Information" above.

        The 4,000,000-share increase was approved by the board in April 2005, subject to stockholder approval at the Annual Meeting. The amendment also provides that any and all remaining shares that are available and authorized for issuance under the 1997 Program may be issued either as voting or non-voting Common Stock in QAD Inc. In addition, the amendment provides the Program Administrator with complete discretion to award new Option Grants, Restricted Shares, Employee Stock Purchase Plan Rights, Stock Appreciation Rights and Other Stock Rights under the 1997 Program and, subject to obtaining consent of the various Award holders, to modify currently outstanding Awards with the ultimate payment, settlement or issuance being either existing voting or any new class or series of voting or non-voting Common Stock (subject to obtaining any necessary stockholder or regulatory approval for the issuance of any new class or series of voting or non-voting Common Stock). Any such new voting common stock may have one vote per share or a fractional vote per share. Prior to obtaining the necessary stockholder or regulatory approval for any new class or series of voting or non-voting Common Stock, the amendment also provides the Program Administrator with discretion to award Option Grants, Restricted Shares, Employee Stock Purchase Plan Rights, Stock Appreciation Rights and Other Stock Rights under the 1997 Program, where, under the terms of such awards, the Program Administrator has discretionary authority to mandate the award recipients to tender to QAD Inc. any and all voting Common Stock acquired pursuant to such awards in exchange for the equivalent value of any new class or series of voting or non-voting Common Stock. The amendment also provides the Program Administrator with the discretion to settle any or all stock options (including nonqualified and incentive stock options) that are exercised by way of the "cashless-exercise" method of payment through the issuance of "net shares." For this purpose, "net shares" is the number of shares that are equivalent in value to the difference between the fair market value of the underlying stock on the exercise date, less the option exercise price and tax withholding. The board also believes that the flexibility to issue either voting or non-voting Common Stock and settle cashless exercises of employee stock options through a net-share issuance is in the best interest of the shareholders because it allows the Company to minimize and control the dilutive effect of employee and non-employee equity compensation awards.

        Of the 12,000,000 shares currently authorized under the 1997 Program, only 2,207,833 shares remained available for additional grants as of May 18, 2005. The rest have been granted in various forms permitted by the 1997 Program as set forth below over a period from April 1997 through May 2005, a period of approximately eight years. The board believes that the approval of an additional 4,000,000 shares under the 1997 Program should be sufficient for the Company's needs under the 1997 Program for the next two to three years. The shares authorized under the 1997 Program were increased from 8,000,000 to 12,000,000 in 2001.

Summary of the QAD Inc. 1997 Stock Incentive Program, as Amended

        The following is a summary of the principal features of the 1997 program. The complete text of the 1997 program was filed as an exhibit to our registration statement filed in connection with our initial public offering and amended in 2001 and 2004. Any stockholder who wishes to obtain a copy of the plan document may do so by visiting the SEC's Internet site at http://www.sec.gov or upon written request to Investor Relations at QAD's offices listed on page 4 of the proxy statement.

        In May 1997, the Board of Directors adopted and the stockholders approved the QAD Inc. 1997 Stock Incentive Program. Under the 1997 program, the Board of Directors, or its designated administrators, have the flexibility to determine the type and amount of awards to be granted to eligible participants.

        Purpose, structure, awards and eligibility.    The 1997 program is intended to secure for QAD and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by QAD who will be responsible for the future growth of the enterprise. The 1997 program is designed to help attract and retain superior personnel for positions of substantial responsibility, and to provide individuals with an additional incentive to contribute to the Company's success.

        The 1997 program is composed of seven parts and the program administrators may make the following types of awards under the 1997 program:

(1)
incentive stock options under the Incentive Stock Option Plan;

(2)
nonqualified stock options under the Nonqualified Stock Option Plan;

(3)
restricted shares under the Restricted Shares Plan;

(4)
rights to purchase stock under the Employee Stock Purchase Plan;

(5)
grants of options under the Non-Employee Director Stock Option Plan;

(6)
stock appreciation rights under the Stock Appreciation Rights Plan; and

(7)
specified other stock rights under the Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

        Officers, employees, employee directors, consultants and other independent contractors or agents of QAD or our subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the program administrators to participate in the 1997 program, provided, however, that incentive stock options may be granted under the Incentive Stock Option Plan only to a person who is an employee of QAD or its subsidiaries.

        Shares subject to 1997 program.    There were initially authorized and reserved for issuance an aggregate of 4,000,000 shares of QAD common stock under the 1997 program. The shares authorized under the 1997 program were increased from 4,000,000 to 8,000,000 in 1999 and to 12,000,000 in 2001. The shares of common stock issuable under the 1997 program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by the Company on the open market. If any of the awards granted under the 1997 program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 1997 program.

        Effective date and duration.    All of the plans other than the Incentive Stock Option Plan and the Employee Stock Purchase Plan, became effective upon their adoption by the board of directors. The Incentive Stock Option Plan and the Employee Stock Purchase Plan became effective upon their adoption by the board of directors and approval of the 1997 program by a majority of the stockholders. The 1997 program will continue in effect until May 2007 unless sooner terminated under the general provisions of the 1997 Program.

        Administration.    The 1997 program is administered by the board of directors or by a committee appointed by the board. That committee must consist of not less than two directors who are:

  •
  non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and

  •
  outside directors as defined in Section 162(m) of the Internal Revenue Code (the "Code") of 1986, so long as the Company chooses to qualify executive remuneration as "performance-based compensation" under Section 162(m) of the Code.

        Subject to these limitations, the board of directors may from time to time remove members from the committee, fill all vacancies on the committee, and select one of the committee members as its chair. The program administrators may hold meetings when and where they determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the 1997 program. The 1997 program is presently administered by the directors who serve on the Compensation Committee of the board.

Federal income tax consequences

Option Grants

        Options granted under the 1997 program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet those requirements. Options granted under the Non-Employee Directors Stock Option Plan are non-qualified stock options. To date under the 1997 plan, no incentive stock options have been granted. The federal income tax treatment for nonqualified stock options and incentive stock options is as follows:

  •
  Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. QAD and the optionee are required to satisfy the tax withholding requirements applicable to that income. QAD will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised nonqualified stock options. QAD will generally receive the tax deduction in the taxable year that the ordinary income is recognized by the optionee.

  •
  Incentive Stock Options. No taxable income is recognized by an optionee upon the grant of an incentive stock option. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised although the optionee's gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then this is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. QAD will be entitled to an income tax deduction that equals the amount of the optionee's compensatory ordinary income. If the optionee does not make a disqualifying disposition, then QAD will not be entitled to a tax deduction.

Restricted Shares Plan

  •
  The tax principles applicable to the issuance of restricted shares under the 1997 program will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional income when the restriction lapses. QAD will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Employee Stock Purchase Plan Issuances

  •
  The Employee Stock Purchase Plan is intended to satisfy the requirements of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to QAD, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the plan.

  •
  If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, or within one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the balance of any gain or loss from disposition as short-term or long-term capital gain or loss. QAD will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the ordinary income recognized by the participant.

  •
  If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. QAD will not be entitled to any income tax deduction with respect to that sale or disposition.

Stock Appreciation Rights

  •
  A 1997 program participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. QAD will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year that the ordinary income is recognized by the participant.

Other Stock Rights

  •
  Generally, a program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment if no present transfer occurs, such as in the case of performance shares, restricted stock units or dividend equivalent right. That income will generally be equal to the fair market value of the granted right or payment. QAD will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of executive compensation

        We anticipate that any compensation deemed paid by QAD in connection with the exercise of nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will generally be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of QAD. Accordingly, we believe all compensation deemed paid under the 1997 program with respect to those dispositions or exercises will remain deductible by QAD without limitation under Code Section 162(m).

Accounting treatment

        We account for our stock option grants in accordance with the provisions of Accounting Principles Board opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations including Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation." As such, compensation expense is generally recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price or in connection with the modification to outstanding awards and/or changes in grantee status.

        Compensation expense related to stock options granted to non-employees is accounted for under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123) and EITF 96-18, "Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods, or Services," which requires entities to recognize an expense based on the fair value of the related awards. Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure—an Amendment of FASB Statement No. 123" amends SFAS 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. We are not currently required to transition to use a fair value method of accounting for stock-based employee compensation.

        The accounting standard setting bodies continue to discuss various provisions of guidelines related to the fair value based method of accounting for stock-based employee compensation with the objective of providing additional guidance on their future application. These discussions and the issuance of new interpretations, once finalized, could lead to changes in our current policy and could create significant expense related to previously issued, and all future, stock options granted.

Stockholder Approval

        QAD is seeking stockholder approval of this amendment to the 1997 Program. The board believes that it is in the best interest of QAD to continue to have a comprehensive equity incentive program for QAD which will provide a meaningful opportunity for officers, key employees, employee directors, consultants and other independent contractors or agents of QAD or our subsidiaries to acquire a substantial proprietary interest in QAD thereby encouraging those individuals to remain in QAD's service and more closely align their interests with those of the stockholders, and at the same time provide the Company with the flexibility to manage the impact the 1997 Program has on shareholder dilution.

        A copy of the 1997 Program, including the proposed Amendments, is attached hereto as Exhibit A.

Required Vote

        QAD must receive the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting to approve this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted "AGAINST" the proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares on this proposal and it will have the same effect as a vote "AGAINST" this proposal.

        The Board of Directors recommends a vote
FOR the approval of the Amendment to the 1997 Program.

SHAREHOLDER PROPOSALS

        Requirements for Shareholder Proposals to be Considered for Inclusion in QAD's Proxy Materials.    If you wish to submit a proposal to be included in our 2006 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before January 15, 2006. Please address your proposals to: QAD Inc., 6450 Via Real, Carpinteria, California 93013, Attention: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

        Requirements for Shareholder Proposals to be Brought Before the Annual Meeting.    In accordance with our Bylaws, for any other matter to be properly considered before our annual meeting, such matter must be submitted to us prior to March 18, 2006. In the event next year's annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder notices must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by QAD. In addition, in the event a shareholder proposal is not submitted to us prior to March 18, 2006, the proxy to be solicited by the board of Directors for the 2006 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2006 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Notices of intention to present proposals at the 2006 annual meeting should be addressed to QAD Inc., 6450 Via Real, Carpinteria, California 93013, Attention: Corporate Secretary. QAD reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Secretary will provide detailed instructions for submitting proposals.

Other Business

        The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

CURRENT SECTION C OF ARTICLE SIXTH

        C.    The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Certificate of Incorporation, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III, at the first annual meeting of stockholders when the Corporation shall have at least 800 stockholders as determined under Section 2115 of the California Corporations Code (hereinafter, the "First Meeting"). The Directors first appointed to Class I at the First Meeting shall hold office for a term expiring at the annual meeting of the stockholders immediately following the First Meeting; the Directors first appointed to Class II shall hold office for a term expiring at the second annual meeting of the stockholders following the First Meeting; and the Directors first appointed to Class III shall hold office for a term expiring at the third annual meeting of the stockholders following the First Meeting. Members of each class shall hold office until their successors are elected and qualified. Thereafter, at each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and until their successors are elected and qualified. Notwithstanding the foregoing, if at the time of any annual meeting of stockholders, the Corporation is prohibited by applicable law from having a classified Board of Directors, all of the Directors shall be elected at such annual meeting for a one year term only. If at the time of any subsequent annual meeting of stockholders the Corporation is no longer prohibited by applicable law from having a classified Board of Directors, the Board of Directors shall again be classified in accordance with the first sentence of this paragraph, and at such annual meeting Directors initially elected shall be elected to serve in either Class I, Class II or Class III to hold office for a term expiring at the first, second or third succeeding annual meeting of the stockholders, respectively; thereafter successors to each Class shall be elected in the accordance with the fourth sentence of this paragraph.

APPENDIX B

PROPOSED SECTION C OF ARTICLE SIXTH

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF QAD INC.

        The Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 15, 1997, is hereby amended by

  (i)
  deleting Section C of Article Sixth thereof in its entirety and by substituting in lieu thereof, the following:

        Subject to the provisions of this Section C set forth below, the directors, other than those who may be selected by the holders of any class or series of Preferred Stock or any other series of stock as set forth in this Certificate of Incorporation or by any provisions established pursuant to Article Sixth hereof, shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number of Directors as possible. Each Director of the Corporation shall serve for a term ending on the third annual meeting following the annual meeting at which such Director was elected; provided, however, that the Directors of the Corporation first designated to Class I shall serve for a term expiring at the annual meeting next following the date of their designation as Class I Directors; the Directors of the Corporation first designated to Class II shall serve for a term expiring at the second annual meeting next following the date of their designation as Class II Directors; and the Directors of the Corporation first designated to Class III shall serve for a term expiring at the third annual meeting next following the date of their designation as Class III Directors. At each annual election of Directors of the Corporation, until the annual election of Directors in 2006, such Directors chosen to succeed those whose terms then expire shall be of the same class as the Directors of the Corporation they succeed. The terms of office of all Directors who are in office immediately prior to the closing of the polls for the annual election of Directors in 2006 shall expire at such time. At each annual election of Directors beginning with the 2006 annual election of Directors, the Directors shall not be classified, and the Directors, other than those who may be elected by holders of shares of one or more outstanding series of Preferred Stock under circumstances as shall be provided by the

Certificate of Incorporation or by any provisions established pursuant to Article Sixth, shall hold office until the next annual election of Directors and until their respective successors shall have been duly elected and qualified, subject, however, to prior death, resignation or removal in accordance with the Certificate of Incorporation and the Bylaws of the Corporation.

By Order of the Board of Directors,
ROLAND B. DESILETS Executive Vice President, General Counsel and Secretary

Exhibit A

QAD, INC.
1997 STOCK INCENTIVE PROGRAM
(As Amended in 2001 and 2004)

INTRODUCTION

        The Company's Board of Directors have amended and restated the QAD, Inc. 1997 Stock Incentive Program effective as of March 21, 2001, subject to approval by the Company's stockholders.

        1.     Purpose. This 1997 Stock Incentive Program (the "Program") is intended to secure for QAD Inc. (the "Company"), its subsidiaries, and its stockholders the benefits arising from ownership of the Company's common stock (the "Common Stock") by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

        2.     Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is composed of seven parts. The first part is the Incentive Stock Option Plan (the "Incentive Plan") under which are granted incentive stock options (the "Incentive Options"). The second part is the Nonqualified Stock Option Plan (the "Nonqualified Plan") under which are granted nonqualified stock options (the "Nonqualified Options"). The third part is the Restricted Share Plan (the "Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the "Stock Purchase Plan"). The fifth part is the Non-Employee Director Stock Option Plan (the "Directors Plan") under which grants of options to purchase shares of Common Stock may be made to non-employee directors of the Company. The sixth part is the Stock Appreciation Rights Plan (the "SAR Plan" under which SARs (as defined therein) are granted. The seventh part is the Other Stock Rights Plan (the "Stock Rights Plan") under which (i) units representing the equivalent of shares of Common Stock (the "Performance Shares") are granted; (ii) units representing the equivalent of restricted shares of Common Stock (the "Restricted Stock Units") are granted; (iii) payments of compensation in the form of shares of Common Stock (the "Stock Payments") are granted; and (iv) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the "Dividend Equivalent Rights") are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the Directors Plan, the SAR Plan and the Stock Rights Plan are included herein as Part I, Part II, Part III, Part IV, Part V, Part VI and Part VII, respectively, and are collectively referred to herein as the "Plans." The grant of an option, SAR or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, SAR or restricted share or rights to purchase shares under any of the other Plans.

        3.     Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the QAD Inc. 1997 Stock Incentive Program set forth below.

        4.     Administration of the Plans. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.

        5.     General Provisions of Stock Incentive Program.

        Article 1. Administration. The Program shall be administered by the Company's Board of Directors (the "Board"). If an award is to be made to an "Executive Officer" as defined in the Exchange Act as hereinafter defined, it must be approved after the completion of the Company's initial public offering by the Board or by Program Administrators composed solely of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who will also be "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent permitted under the Exchange Act, the Code or any other applicable law, the Board or the Program Administrators, shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Board or the Program Administrators deems appropriate which if formed may be referred to as the Stock Operations Team or such other title specified by the Board. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its chairman. The members of the Board, the Program Administrators or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the "Program Administrators."

        The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) of the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

        Article 2. Authority of the Program Administrators. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine the individuals to whom options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights shall be granted under the Program and to specify the form of payment, which may include cash, voting Common Stock (which includes Common Stock with voting rights of one vote per share and Common Stock with any specified fractional vote per share), non-voting Common Stock, or combination thereof (d) to determine the time or times at which options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights shall be granted under the Program; (e) to determine the number of shares subject to each option, stock appreciation right, restricted share and purchase right, and other stock rights (collectively referred to as "Awards"), the duration of each option granted under the Program, and the purchase price for any shares issued under the Program; provided, however, that such purchase price is not less than the fair market value of the underlying shares on the date of grant of such Awards; (f) to determine all of the other terms and conditions of options, stock appreciation rights, restricted shares, purchase rights and other stock rights granted under the Program; (g) to issue from the shares available and authorized for issuance under the Program of non-voting Common Stock in exchange for voting Common Stock; (h) establish the forms to implement the Program; (i) to settle options that are exercised by way of the "cashless-exercise" method of payment through an issuance of "net shares," where the term "net shares" is the number of shares that is equivalent in value to the difference between the fair market value of the underlying stock on the exercise date, less the exercise price and minimum tax withholding.; (j) to grant options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights to selected individuals of the Company and its subsidiaries who are subject to the laws of nations other than the United States, which may have terms and conditions as determined by the Program Administrators as necessary to comply with applicable foreign laws; (k) to take any action it deems advisable to obtain approval from the appropriate governmental entity, which includes the establishment of a "sub-plan" to the Program; and (l) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; provided, however, that the Board shall establish the purchase price for any options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights that allow for the acquisition of shares for less than their fair market value on the date of grant of such Awards. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the "Plan Participants") and on their legal representatives, heirs, and beneficiaries.

        Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock subject to the Plans shall be 16,000,000 shares. The shares of Common Stock to be issued upon exercise of an option or stock appreciation right, issued as restricted shares, issued upon stock purchases, or issued as stock payments for the settlement of all other stock rights may be either in the form of voting or non-voting shares of Common Stock (collectively referred to as "Common Stock"), and may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. No employee may receive in any calendar year a combined total of more than 400,000 (i) shares of Common Stock subject to grants of Incentive Options or Nonqualified Options in such calendar year, (ii) equivalent shares of Common Stock in performance Shares or Restricted Stock Unites or subject to SARs granted in such calendar year, and (iii) restricted shares of Common Stock granted under the Restricted Plan in such calendar year. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

        The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options, transfer of restricted shares or issuance of stock purchased under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

        Article 4. Eligibility and Participation. Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations.

        The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies, beginning with the Company if, at the time of any grant hereunder, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

        Article 5. Effective Date and Term of Program. The Restricted Plan, the Nonqualified Plan, the Incentive Plan, the Stock Purchase Plan, the SAR Plan, the Stock Rights Plan and the Directors Plan were effective upon their adoption by the Board of Directors of the Company on May 1, 1997 and the Incentive Plan and the Stock Purchase Plan were approved by a majority of the voting shares of the Company. The Program shall continue in effect until May 1, 2007 unless sooner terminated under Article 7 of these General Provisions.

        Article 6. Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares, SARs, unrestricted and other stock rights may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

        Article 7. Termination and Amendment of Program. The Program shall terminate on May 1, 2007, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted and no stock shall be sold and purchased under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, restricted share and stock purchase agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options or restricted shares granted or stock sold and purchased under this Program, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plans I and II or the Purchase Price for shares under Plan IV; (c) increase the maximum term established under the Plans for any option or restricted share; (d) permit the granting of an option, restricted share or right to purchase shares to anyone other than as provided in Article 4 of the General Provisions; or (e) change the term of the Program described in Article 5 of these General Provisions.

        Article 8. Prior Rights and Obligations. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an option or restricted share or who has purchased a specified share or shares under Plan IV, impair any of that person's rights or obligations under any option or restricted share granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

        Article 9. Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Plan IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

        Article 10. Reservations of Shares of Common Stock. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

        Article 11. Tax Withholding. The exercise of any option or restricted share granted or the sale and issuance of any shares to be purchased under this Program are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or restricted share or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time, accept shares of the Company's stock subject to one of the Plans as the source of payment for such liabilities.

        Article 12. Rule 16b-3 Compliance. It is the express intent of the Company that this Program complies in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).

        Article 13. Performance-Based Awards.

  (a)
  Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, "Performance Objective" means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned and "Performance Period" means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based award shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

  (b)
  The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

  (c)
  The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including Options and SARs tied solely to appreciation in the fair market value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 13(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 13. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 13(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 13(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 13(c). As used herein, "Covered Employee" shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

  (d)
  The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant's receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

        Article 14. Death Beneficiaries. In the event of a Plan Participant's death, all of such person's outstanding awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a Nonqualified Option or SAR was previously made pursuant hereto). Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named continently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

        Article 15. Unfunded Program. The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

        Article 16. Choice of Law and Venue. The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of California. Acceptance of an award shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to such award, including the enforcement of any rights under the Program or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

        Article 17. Arbitration. Any disputes involving the Program will be resolved by arbitration in Santa Barbara, California before one (1) arbitrator in accordance with the rules of the American Arbitration Association.

        Article 18. Program Administrator's Right. Except as may be provided in an award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any award (other than the right to purchase shares pursuant to the Stock Purchase Plan). The Program Administrators may as also modify or revise any form of stock option agreement or other form required to implement the Program.

        Article 19. Termination of Benefits Under Certain Conditions. The Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

        Article 20. Conflicts in Program. In case of any conflict in the terms of the Program, or between the Program and an award agreement, the provisions in the Program which specifically grant such award shall control, and the provisions in the Program shall control over the provisions in any award agreement.

        Article 21. Optional Deferral. The right to receive any award under the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan

Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

        Article 22. Restrictions on Common Stock. Each Plan Participant who acquires Common Stock or rights to acquire Common Stock will be subject to all restrictions applicable to the Common Stock as set forth in the Company's Certificate of Incorporation.

PART I

QAD INC.
INCENTIVE STOCK OPTION PLAN

        Section 1.    Purpose. The purpose of this QAD Inc. Incentive Stock Option Plan (the "Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as "incentive stock options" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

        Section 2.    Option of Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in its discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

        Section 3.    Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the grantee (the "Optionee") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

        Section 4.    Purchase Plan. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value (the "Fair Market Value") shall be determined by the Board of Directors on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

        Notwithstanding the above portion of this Section 4, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

        Section 5.    Maximum Amount of Options Exercisable in Any Calendar Year. Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

        Section 6.    Exercise of Options. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding ("cashless exercise").

        Section 7.    Reorganization. In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

        In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

  (a)
  if there is no plan or agreement respecting the Reorganization (the "Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

  (b)
  if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

        The term "Reorganization" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

        Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

        Section 8.    Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

        Section 9.    Compliance with Securities Laws. Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange

Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

        Section 10.    Employment of Optionee. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

        Section 11.    Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within sixty (60) days after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

        Section 12.    Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

        Section 13.    Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

        Section 14.    Options Not Transferable. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

        Section 15.    Adjustments to Number and Purchase Price of Optioned Shares. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART II

QAD INC.
NONQUALIFIED STOCK OPTION PLAN

        Section 1.    Purpose. The purpose of this QAD Inc. Nonqualified Stock Option Plan (the "Nonqualified Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program.

        Section 2.    Option Term and Conditions. The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

        Section 3.    Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

        Section 4.    Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option may be at, higher than or below the fair market value of the shares at the time of the grant of the option. Fair market value (the "Fair Market Value") shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

        Section 5.    Exercise of Options. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of the Nonqualified Plan. Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding ("cashless exercise").

        Section 6.    Reorganization. In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

        In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

  (a)
  if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

  (b)
  if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

        The term "Reorganization" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

        Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

        Section 7.    Written Notice Required. Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

        Section 8.    Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

        Section 9.    Continued Employment or Service. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her Option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

        Section 10.    Option Rights Upon Termination of Employment or Service. If an Optionee under this Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate, unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the option or this Nonqualified Plan otherwise provides for earlier termination.

        Section 11.    Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

        Section 12.    Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

        Section 13.    Options Not Transferable. Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

        Section 14.    Adjustments to Number and Purchase Price of Optioned Shares. All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

PART III

QAD INC.
RESTRICTED SHARE PLAN

        Section 1.    Purpose. The purpose of this QAD Inc. Restricted Share Plan (the "Restricted Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program.

        Section 2.    Terms and Conditions. The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

        Each restricted share grant shall provide to the recipient (the "Holder") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the "Restricted Period") as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

        The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the "Restricted Share Award Agreement"). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

    The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the QAD Inc. Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and QAD Inc. Copies of such Plan and Agreement are on file in the offices of QAD Inc.

        The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

        Section 3.    Nontransferable. Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

        Section 4.    Restricted Share Rights Upon Termination of Employment or Service. If a Holder ceases to be employed by, or provide services to, the Company or any of its subsidiaries prior to the expiration of the Restriction Period, any restricted shares granted to him or her subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in its sole discretion, including, but not limited to, the Plan Participant's retirement, death, or disability.

        Section 5.    Stockholder Rights. The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

        Section 6.    Compliance with Securities Laws. Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

        Section 7.    Continued Employment or Service. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART IV

QAD INC.
EMPLOYEE STOCK PURCHASE PLAN

        Section 1.    Purpose. The purpose of the QAD Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company's stock in accordance with Section 423 of the Code ("Section 423"), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators. Unless any provision herein indicates to the contrary, this Stock Purchase Plan shall be subject to the General Provisions of the Program.

        Section 2.    Terms and Conditions. The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

        Section 3.    Offering Periods and Participation. The Stock Purchase Plan shall be implemented through a series of periods established by Program Administrators (the "Offering Periods"). A full-time employee may participate in the Stock Purchase Plan and may enroll in an Offering Period by delivering to the Company's payroll office an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the "Purchase Agreement") at least thirty (30) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Program Administrators, in their sole discretion, may permit). Purchases will be made through payroll deductions, unless direct purchases have been approved by the Program Administrators. The first day of each Offering Period will be the "Enrollment Date" and the last day of each period will be the "Exercise Date."

        Section 4.    Purchase Price. The Purchase Price means an amount as determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. Notwithstanding the foregoing, the Program Administrators may determine the Purchase Price by applying the Purchase Price Discount to Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the employees of the Company are provided written notice not less than forty-five (45) days prior to the Enrollment Date of the Offering Period that such method for determining the Purchase Price is applied. The "Purchase Price Discount" shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value as established by the Board from time to time. "Fair Market Value" of a share of stock shall be determined by the Board. However, if the Stock is publicly traded, fair market value of a share of Stock shall be based upon the closing or other appropriate trading price per share of Stock on a national securities exchange.

        Section 5.    Grants.

          (a)   Grants. On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted the right to purchase on each Exercise Date during such Offering Period (at the Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the Periodic Exercise Limit. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

          (b)   Grant Limitations. Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

  (i)
  if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

  (ii)
  that permits such Plan Participant's rights to purchase stock, under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code); or

  (iii)
  that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company.

          (c)   No Rights in Respect of Underlying Stock. The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

          (d)   Plan Account. The Company shall maintain a plan account for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

          (e)   Common Stock Account. As a condition of participation in the Stock Purchase Plan, each Plan Participant shall be required to receive shares purchased under the Stock Purchase Plan in a common stock account (the "Common Stock Account") maintained by the Company to hold the Common Stock purchased under the Stock Purchase Plan. The shares may be released at such times and under such conditions as designated by the Program Administrators.

          (f)    Dividends on Shares. Subject to the limitations of Section 5(a) hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next Exercise Date. All non-cash distributions on Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be paid to the Plan Participant as soon as practicable.

        Section 6.    Payroll Deductions/Direct Purchases.

          (a)   Plan Participant Designations. The Purchase Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible Employee's compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

          (b)   Plan Account Balances. The Company shall make payroll deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (c)   Plan Participation Changes. A Plan Participant may only discontinue his or her participation in the Stock Purchase Plan as provided in Section 9. A Plan Participant may only increase or decrease (subject to such limits as the Program Administrator may impose) the rate of his or her payroll deductions at the start of any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first Offering Period following the Company's receipt of the new Subscription Agreement.

          (d)   Decreases. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during a calendar year (the "Current Purchase Period") when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

          (e)   Tax Obligations. At the time of the purchase of shares, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the eligible employee.

          (f)    Statements of Accounts. The Company shall maintain each Plan Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

        Section 7.    Purchase of Shares.

          (a)   Automatic Exercise on Exercise Dates. Unless a Plan Participant withdraws as provided in Section 9 below, his or her right to purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. All such shares purchased under the Stock Purchase Plan shall be credited to the Plan Participant's Common Stock Account. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

          (b)   Excess Plan Account Balances. If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's election to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall promptly be returned to the Plan Participant; provided, however, that if the Plan Participant shall be enrolled in the Offering Period (including, without limitation, by not withdrawing pursuant to Section 9), such cash shall be contributed to the Plan Participant's Plan Account for such next Purchase Period.

        Section 8.    Holding Period. The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year following the Exercise Date during which a Plan Participant may not sell, transfer or encumber the shares purchased under the Stock Purchase Plan.

        Section 9.    Withdrawal; Termination of Employment.

          (a)   Voluntary Withdrawal. A Plan Participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least thirty (30) business days prior to the next Exercise Date. Such withdrawal shall be effective no later than thirty (30) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant's option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

          (b)   Termination of Employment. Promptly after a Plan Participant's ceasing to be an employee for any reason all shares of Common Stock held in a Plan Participant's Common Stock Account and the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option to purchase shares will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

        Section 10.    Non-transferability. Neither payroll deductions credited to a Plan Participant's Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.

        Section 11.    Compliance with Securities Laws. Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 11.

        Section 12.    Continued Employment or Service. Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART V

QAD INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        Section 1.    Purpose Plan. The purpose of this QAD Inc. Non-Employee Director Stock Option Plan (the "Directors Plan") is to permit the Company to grant options to purchase shares of its Common Stock to non-employee directors of the Company. Any option granted pursuant to the Directors Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Directors Plan is Part V of the Program. Unless any provision herein indicates to the contrary, the Directors Plan shall be subject to the General Provisions of the Program. On the next to last business day of each fiscal year of the Company (or in the event a Director is elected or appointed to the Board during the fiscal year, on the date of the Director's election or appointment), the Company shall grant to each non-employee director of the Company options to purchase that number of shares of Common Stock as determined annually by the Program Administrators. The Program Administrators may also grant to Directors Options in lieu of cash fees at option prices established by the Program Administrators. The terms and conditions of options granted under the Directors Plan shall be in duration, form and substance as the Program Administrators shall in their discretion determine, but in no event shall any option granted under the Directors Plan expire later than ten (10) years from the date on which the option is granted.

        Section 2.    Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Directors Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 2.

        Section 3.    Exercise of Options. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators. Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding ("cashless exercise").

        Section 4.    Reorganization. In the event of the dissolution or liquidation of the Company, any option granted under the Directors Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

  In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

          (a)   if there is no plan or agreement respecting the Reorganization (the "Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 4 shall apply; or

          (b)   if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Directors Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

        The term "Reorganization" as used in this Section 4 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

        Adjustments and determinations under this Section 4 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

        Section 5.    Option Rights Upon Termination of Service. If an Optionee ceases to provide service to the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of service) at any time within sixty (60) days after the date of termination of service, unless either the option or the Directors Plan otherwise provides for earlier termination.

        Section 6.    Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while serving the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of service, at any time within one year after the date of termination of service due to disability, unless either the option or the Directors Plan otherwise provides for earlier termination.

        Section 7.    Option Rights Upon Death of Optionee. Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while serving the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

        Section 8.    Options Not Transferable. Options granted pursuant to the terms of the Directors Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

        Section 9.    Adjustments to Number and Purchase Price of Option Shares. All options granted pursuant to the terms of this Directors Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART VI

QAD INC.
STOCK APPRECIATION RIGHTS PLAN

        Section 1.    SAR Terms and Conditions. The purpose of this QAD Inc. Stock Appreciation Rights Plan (the "SAR Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the "SAR Agreement"). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.

        Section 2.    Duration of SARs. Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

        Section 3.    Grant. Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant the right to receive a payment upon the exercise of a SAR which reflects the appreciation in the fair market value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an incentive option; (ii) in tandem with the grant of a nonqualified option; or (iii) independent of the grant of an incentive option or nonqualified option. Each grant of a SAR which is in tandem with the grant of an incentive option or nonqualified option shall be evidenced by the same agreement as the incentive option or nonqualified option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such option shall relate and such other terms and conditions as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

        Section 4.    Payment at Exercise. Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, specified by the Program Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR Exercise Date" shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, "SAR Exercise Price" shall mean the fair market value (as determined by the Program Administrators) of a share of Common Stock on a SAR Exercise Date and "SAR Grant Price" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR granted in tandem with an option, the option exercise price per share for the related option.

        Section 5.    Special Terms and Conditions. Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for the incentive option or nonqualified option, if any, granted in tandem with such SAR, except that: (i) if a SAR is granted in tandem with an incentive option or nonqualified option, the SAR shall be exercisable only when the related incentive option or nonqualified option is exercisable; and (ii) the Plan Participant's right to exercise a SAR granted in tandem with an incentive option or nonqualified option shall be forfeited to the extent that the Plan Participant exercises the related incentive option or nonqualified option and the Plan Participant's right to exercise the incentive option or nonqualified option shall be forfeited to the extent the Plan Participant exercises the related SAR, but any such forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Program.

        Section 6.    Compliance with Securities Laws. Shares shall not be issued with respect to any option granted under the SAR Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a SAR holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each SAR holder shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

        Section 7.    Continued Employment or Service. Each SAR holder, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR for a period specified by the Program Administrators. Nothing in this SAR Plan or in any SAR granted hereunder shall confer upon any SAR holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

        Section 8.    Option Rights Upon Termination of Employment or Service. If a SAR holder under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service.

        Section 9.    Option Rights Upon Disability. If a SAR holder becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the SAR Agreement or the SAR Plan otherwise provides for earlier termination.

        Section 10.    Option Rights Upon Death of SAR Holder. Except as otherwise limited by the Program Administrators at the time of the grant of a SAR, if a SAR holder dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her SAR shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the SAR may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the SAR holder's rights under the SAR shall pass by will or by the laws of descent and distribution, but only to the extent that the SAR holder is entitled to exercise the option at the date of death.

        Section 11.    SARs Not Transferable. SARs granted pursuant to the terms of this SAR Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a SAR holder only by that SAR holder. No such SARs shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

PART VII
OTHER STOCK RIGHTS PLAN

        Section 1.    Terms and Conditions. The purpose of the Other Stock Rights Plan (the "Stock Rights Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant stock rights to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the "Stock Rights Agreement"). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program.

        Section 2.    Duration. Each Performance Share or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

        Section 3.    Grant. Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments. Restricted Stock Units or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

        Section 4.    Performance Shares. Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Performance Shares may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each payment of Performance Shares in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other option or award to satisfy the exercise or settlement price.

        Section 4A.    Restricted Stock Units. Restricted Stock Units shall represent the right of a Plan Participant to receive the value of a specified number of shares of Common Stock of the Company after the Restricted Stock Units become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods as determined by the Program Administrators. Each agreement for the grant of Restricted Stock Units shall specify the number of Restricted Stock Units subject to such agreement, the service or performance conditions, the period or periods over which the conditions apply, the time or times at which the Plan Participant may receive payment, and such other terms and conditions as the Program Administrators may determine, including, but not limited to, any terms and conditions that are or may be applied to restricted share awards and/or Performance Shares. Restricted Stock Units may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the agreement evidencing such Restricted Stock Units. Each payment of Restricted Stock Units in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below.

        Section 5.    Stock Payments. The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person (except in the case of stock in lieu of normal salary or compensation), provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

        Section 6.    Dividend Equivalent Rights. The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of incentive options or nonqualified options, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

        Section 7.    Compliance with Securities Laws. Shares shall not be issued with respect to any award granted under the Stock Rights Plan, unless the award and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

        Section 8.    Continued Employment or Service. Each Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

        Section 9.    Rights Upon Termination of Employment or Service. If a Participant under this Stock Rights Plan an ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her award shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the award to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the Stock Rights Agreement or this Stock Rights Plan otherwise provides for earlier termination.

        Section 10.    Rights Upon Disability. If a Participant becomes disabled within the meaning of Code Section 422 (e) (3) while providing services to the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the award to be exercised, to the extent exercisable on the date of termination of service, at any time within one year after the date of termination of service due to disability, unless either the Stock Rights Agreement or the Stock Rights Plan otherwise provides for earlier termination.

        Section 11.    Rights Upon Death. Except as otherwise limited by the Program Administrators at the time of the grant of an award, if a Participant dies while employed by the Company or any subsidiary corporation, his or her award shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the award may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Participant's rights under the award shall pass by will or by the laws of descent and distribution, but only to the extent that the Participant is entitled to exercise the award at the date of death.

Exhibit B

Charter of the Audit Committee
of the Board of Directors of QAD Inc.

Purpose

        The Audit Committee's purpose is to oversee and monitor (i) the integrity of the company's financial statements and its systems of internal accounting and financial controls, (ii) the company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the company's internal audit function and independent auditors.

Members

        The Audit Committee shall have a minimum of three members appointed by the Board [at the recommendation of the Nominating Committee, and every member of the Audit Committee shall meet the independence criteria of NASDAQ proposed Rule 4200 and Rule 10A(m)(3) of the Exchange Act. All Audit Committee members must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement at the time they join the committee, and at least one member of the Audit Committee shall be a financial expert as defined by the SEC.

Duties and Responsibilities

        The Audit Committee shall prepare the Audit Committee report that SEC rules require to be included in the company's annual proxy statement including the review of financial statements with management, review of SAS 61 with the independent auditors, and review of the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1.

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (including oversight of audit partner and internal auditor rotation), as well as any internal auditor. The Audit Committee shall be directly responsible for the compensation, and oversight of the work, of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its then next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval, and have the document published at least every three (3) years in accordance with Securities and Exchange Commission ("SEC") regulations. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee, to the extent it deems necessary or appropriate, shall also:

  Financial Statement Matters

  1.
  Discuss the company's annual audited financial statements with management and the independent auditor, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the company's Form 10-K.

  2.
  Discuss the company's quarterly financial statements prior to the filing of its Form 10-Q, with management and the independent auditor, including the results of the independent auditor's review of the quarterly financial statements.

  3.
  Discuss earnings press releases, as well as financial information and earnings guidance to be provided to analysts and rating agencies.

  4.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements, including any significant changes in the company's selection or application of accounting principles, any major issues as to the adequacy of the company's internal controls and any special steps adopted in light of any material control deficiencies.

  5.
  Review and discuss quarterly reports from the independent auditors on:

  (a)
  All critical accounting policies and practices to be used.

  (b)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  6.
  Review any disclosures made to the Audit Committee by the company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company's internal controls.

  7.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

  8.
  Discuss with management policies with respect to risk assessment and risk management.

  9.
  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly financial statement reviews.

  10.
  Consider and review with management and the independent auditor:

  a.
  The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's report about the Company's assessment.

  b.
  The adequacy of the Company's internal controls including, but not limited to, computerized information system controls and security.

  c.
  Any related significant findings and recommendations of the independent auditor or the internal auditor.

  Independent Auditors

  1.
  At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  2.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  3.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  4.
  Set clear policies for the company's hiring of employees or former employees of the independent auditor.

  5.
  Review with the independent auditor any audit problems or difficulties and management's response.

  6.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  Internal Audit Function

  1.
  Review the Company's internal audit processes and policies.

  2.
  Review and approve the appointment, performance and replacement of the senior internal audit executive.

  3.
  Review significant reports to management prepared by the internal auditing department and management's responses.

  4.
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  Compliance

  1.
  Establish procedures to anonymously and confidentially handle complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission to it by employees of the Company of concerns regarding questionable accounting or auditing matters.

  2.
  As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

  3.
  Review the CEO and CFO reports made in connection with their certification of the company's Reports on Form 10-K and 10-Q.

  4.
  Review with Company general counsel, and approve, the selection of outside counsel with respect to matters related to SEC and NASDAQ compliance.

  5.
  Review with the Company's general counsel legal matters that may have a material impact on the financial statements or the Company's governance policies.

Meetings

        The Audit Committee shall meet at least quarterly and periodically shall meet separately with management, with the internal auditors and with the independent auditors in executive sessions.

Directions to QAD
Summerland, California
(805) 684-6614

To Ortega Hill Location in Summerland:
From Los Angeles International Airport (LAX): (~87 miles)
Follow airport signs to Century Blvd. Take Century Blvd. about 1/2 mile to 405 Freeway North
Take 405 North to the 101 Freeway North
Take 101 North past Ventura; past Carpinteria; continue towards Summerland
Exit at Evans Ave. Turn left at the end of ramp
Continue on Ortega Hill Rd. up the hill ~1/4 mile to QAD entrance on left (2111 Ortega Hill Rd).
Enter lobby on mountain side of building
From Santa Barbara Municipal Airport (~14miles)
Take 217 to the 101 Freeway South
Take 101 southbound to the "Summerland" exit
Turn left under freeway and proceed to first stop sign
Turn left on Ortega Hill Road
Continue ~1/4 mile to QAD entrance on left (2111 Ortega Hill Rd)
Enter lobby on mountain side of building

QAD INC.
2005 ANNUAL MEETING
ADMISSION TICKET

        You are cordially invited to attend the annual meeting of stockholders of QAD Inc. on June 21, 2005, at 2111 Ortega Hill Road, Summerland, California. The meeting will begin at 2:00 p.m. Pacific Daylight Time. Admission is limited to stockholders and guests of QAD. This ticket will admit you and should be presented at the meeting to expedite registration. To avoid delays, please arrive early and present this ticket.

PROXY VOTING INSTRUCTIONS

        QAD Inc. encourages all stockholders to vote their proxies. Please complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope.

QAD INC.
ANNUAL MEETING OF STOCKHOLDERS, JUNE 21, 2005
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS OF QAD INC. The undersigned hereby appoints Pamela M. Lopker and Karl F. Lopker as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of QAD Inc. held of record by the undersigned at the close of business on May 18, 2005, at the annual meeting of stockholders or any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED HEREIN AS DIRECTOR OF QAD INC., FOR APPROVAL OF AN AMENDMENT TO THE QAD CERTIFICATE OF INCORPORATION AND FOR THE APPROVAL OF AN AMENDMENT TO THE QAD INC. 1997 STOCK INCENTIVE PROGRAM.

        Should the nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

        PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

☒
PLEASE MARK YOUR
VOTES AS INDICATED IN
THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee named herein and FOR Items 2 and 3.

			FOR	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE LISTED BELOW			FOR	AGAINST	ABSTAIN
1.	Election of director to serve until the 2008 annual meeting of stockholders	Nominee: 1. Karl F. Lopker	☐	☐	2.	The proposal to amend the QAD Certificate of Incorporation.	☐	☐	☐
					3.	The proposal to amend the 1997 Stock Incentive Program.	☐	☐	☐
Please indicate by a check mark whether you plan to attend the Annual meeting.			☐

PRINT NAME OF STOCKHOLDER

SIGNATURE(S)	DATE

PLEASE SIGN YOUR NAME ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

QuickLinks

PROXY STATEMENT
ABOUT THE MEETING
ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF AUDIT COMMITTEE
STOCKHOLDER RETURN PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG QAD INC., THE NASDAQ COMPOSITE TOTAL RETURN INDEX AND THE NASDAQ COMPUTER INDEX
ADDITIONAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTOR
PROPOSAL NO. 2 AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO QAD INC. 1997 STOCK INCENTIVE PROGRAM, AS AMENDED (Increase available stock by 4 million shares) (Collectively referred to as "Awards")
APPENDIX A CURRENT SECTION C OF ARTICLE SIXTH
APPENDIX B PROPOSED SECTION C OF ARTICLE SIXTH CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF QAD INC.
Exhibit A
QAD, INC. 1997 STOCK INCENTIVE PROGRAM (As Amended in 2001 and 2004)
PART III QAD INC. RESTRICTED SHARE PLAN
QAD INC. 2005 ANNUAL MEETING ADMISSION TICKET